UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                     |X|
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Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-12

                            Buffalo Wild Wings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
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   (Name of Person(s)  Filing  Proxy  Statement,  if other than the  Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                            BUFFALO WILD WINGS, INC.

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 15, 2008

                               -------------------

TO THE SHAREHOLDERS OF BUFFALO WILD WINGS, INC.:

         Our 2008 Annual Meeting of Shareholders will be held at Buffalo Wild Wings, Inc. Home Office, 5500 Wayzata Boulevard, Suite 1600, Minneapolis, Minnesota, at 9:00 a.m. Central Daylight Time on Thursday, May 15, 2008, for the following purposes:

         1.   To set the number of members of the Board of Directors at eight
              (8).

         2.   To elect members of the Board of Directors.

         3. To approve the amendment and restatement of the 2003 Equity Incentive Plan to increase the shares reserved under the Plan from 2,900,000 to 3,900,000 and to make certain other revisions.

         4. To approve an amendment to the Articles of Incorporation to increase the authorized common shares from 20,200,000 to 44,000,000.

         5. To ratify the appointment of our independent registered public accounting firm for fiscal year ending December 28, 2008.

         6. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy, and our Annual Report on Form 10-K for the year ended December 30, 2007.

         Only shareholders of record as shown on our books at the close of business on March 24, 2008 will be entitled to vote at our 2008 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 2008 Annual Meeting. Whether or not you plan to attend the 2008 Annual Meeting, please sign, date, and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help us avoid the unnecessary expense of further requests for proxies.


                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                           /s/ Sally J. Smith
                                           -------------------------------------
                                           Sally J. Smith
Dated:   April 17, 2008                    President and Chief Executive Officer
         Minneapolis, Minnesota

                            BUFFALO WILD WINGS, INC.

                               ------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 15, 2008

                               ------------------

         The accompanying Proxy is solicited by the Board of Directors for use at the Buffalo Wild Wings, Inc. 2008 Annual Meeting of Shareholders to be held on Thursday, May 15, 2008, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. Buffalo Wild Wings, Inc. is referred to in this document as "we," "us," "our," and the "company."

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Our directors, officers, and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone. We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $10,000 in the aggregate.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 2008 Annual Meeting by giving written notice of such revocation to the Secretary or any one of our other officers or by filing a later dated written Proxy with one of our officers. Personal attendance at the 2008 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2008 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders, but which lack specific instruction with respect to any proposal, will be voted in favor of such proposal as set forth in the Notice of Annual Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of our outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of Buffalo Wild Wings is 5500 Wayzata Boulevard, Suite 1600, Minneapolis, Minnesota 55416. We expect that this Proxy Statement, the related Proxy, and Notice of Annual Meeting will first be mailed to shareholders on or about April 17, 2008.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Our Board of Directors has fixed March 24, 2008 as the record date for determining shareholders entitled to vote at the 2008 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2008 Annual Meeting. At the close of business on the record date, there were 17,768, 391 shares of our Common Stock issued and outstanding. The Common Stock is our only outstanding class of capital stock. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2008 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights. All references to shares and stock prices in this proxy statement have been adjusted as applicable to reflect our 2-for-1 stock split on June 15, 2007.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of the record date concerning the beneficial ownership of our Common Stock by (i) the named executive officers in the Summary Compensation Table, (ii) each of our directors, (iii) the persons known by us to own more than 5% of our outstanding Common Stock, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


         Name (and Address of 5%                         Number of Shares                 Percent
         Owner) or Identity of Group                    Beneficially Owned(1)           of Class (1)
         ---------------------------                    ---------------------           ------------
         Sally J. Smith(2)                                       176,786                      1.0%
         Mary J. Twinem(3)                                       113,223                      *
         James M. Schmidt(4)                                      41,170                      *
         Judith A. Shoulak(5)                                     27,845                      *
         Kathleen M. Benning(6)                                   53,885                      *
         Kenneth H. Dahlberg(7)                                1,140,586                      6.4%
         Dale M. Applequist                                       14,883                      *
         Robert W. MacDonald                                       4,593                      *
         Warren E. Mack(8)                                        84,735                      *
         J. Oliver Maggard(9)                                     11,005                      *
         Michael P. Johnson                                        7,145                      *
         James M. Damian                                           6,489                      *
         All Current Executive Officers and
         Directors                                             1,684,286                      9.4%
           as a Group (14 Individuals)(10)
---------------------
*Less than 1% of the outstanding shares of Common Stock.


(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2) Includes 400 shares held by Ms. Smith's daughter and 20,554 shares which may be purchased by Ms. Smith upon exercise of currently exercisable options.

(3) Includes 16,000 shares that may be purchased by Ms. Twinem upon exercise of currently exercisable options.

(4) Includes 6,800 shares that may be purchased by Mr. Schmidt upon exercise of currently exercisable options.

(5) Includes 8,950 shares that may be purchased by Ms. Shoulak upon exercise of currently exercisable options.

(6) Includes 15,200 shares that may be purchased by Ms. Benning upon exercise of currently exercisable options.

(7) Includes 519,007 shares held by Carefree Capital Partners, L.P., 26,208 shares held by Carefree Capital, Inc., and 32,102 shares which may be purchased by Mr. Dahlberg upon exercise of currently exercisable options. Carefree Capital, Inc. is the general partner of Carefree Capital Partners, L.P., and Mr. Dahlberg is the principal shareholder of Carefree Capital, Inc. The address for Mr. Dahlberg is 5500 Wayzata Boulevard, Suite 1600, Minneapolis, MN 55416.

(8) Includes 22,812 shares held by Mr. Mack as trustee of the Edgar E. Mack Trust and 4,502 shares that may be purchased by Mr. Mack upon exercise of currently exercisable options.

(9) Includes 4,502 shares that may be purchased by Mr. Maggard upon exercise of currently exercisable options.

(10) Includes 108,610 shares that may be purchased by current executive officers and directors upon exercise of currently exercisable options. See above footnotes for shares held indirectly.

                              CORPORATE GOVERNANCE

         Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business by discussing matters with management, reviewing materials provided to them, and participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

         The Board has determined that a majority of its members are "independent" as defined by the listing standards of The Nasdaq Stock Market. Our independent directors are Kenneth H. Dahlberg, Dale M. Applequist, Robert W. MacDonald, Warren E. Mack, J. Oliver Maggard, Michael P. Johnson and James M. Damian. The Board considered the fact that Mr. Mack is an attorney with Fredrikson & Byron, which provides legal services to us. It was determined that this relationship does not adversely affect Mr. Mack's independence on our Board.

Code of Ethics & Business Conduct

         The Board has approved a Code of Ethics & Business Conduct, which applies to all of our employees, directors, and officers, and also a Code of Ethics ("Executive Code of Ethics"), which applies to our principal executive officer, principal financial officer, principal accounting officer, controller, executive and senior vice presidents, and vice presidents. The Codes address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Codes are available free of charge on our website at www.buffalowildwings.com and are available in print to any shareholder who sends a request for a paper copy to Buffalo Wild Wings, Inc., Attn. Investor Relations, 5500 Wayzata Boulevard, Suite 1600, Minneapolis, Minnesota 55416. We intend to include on our website any amendment to, or waiver from, a provision of our Executive Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Meeting Attendance

         Board and Committee Meetings. During fiscal 2007, the Board held five
(5) meetings. Each director attended at least 75% of the meetings of the Board and the standing committees on which such director served.

         Annual Meeting of Shareholders. Our policy is that all directors are expected to attend our annual meetings of shareholders. If a director is unable to attend an annual meeting, the director must send a written notice to our Secretary at least one week prior to the meeting. All of the directors serving on our Board at the time attended our 2007 annual meeting of shareholders.

Executive Sessions of the Board

         An executive session of independent directors is generally held at the time of each regular Board meeting.

Committees of the Board

         Our Board of Directors has four standing committees: Audit Committee, Compensation Committee, Governance/Nominating Committee, and Executive Committee.

         Audit Committee. The current members of the Audit Committee, all of whom satisfy the definition of "independence" for audit committee members as set forth in applicable Nasdaq listing standards, are J. Oliver Maggard, Chair, Robert W. MacDonald, and Michael P. Johnson. The Audit Committee reviews, in consultation with our independent registered public accounting firm, our financial statements, accounting and other policies, accounting systems, internal audit reports, and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent registered public accounting firm and reviews other matters relating to our relationship with our independent registered public accounting firm. The Audit Committee also oversees the administration of our related party transactions policy, which is described in "Certain Relationships and Related Transactions" on page 22. The Board has determined that J. Oliver Maggard is the "audit committee financial expert" as defined by
Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. We acknowledge that the designation of Mr. Maggard as the audit committee financial expert does not impose on Mr. Maggard any duties, obligations, or liability greater than the duties, obligations, and liability imposed on Mr. Maggard as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The "Report of Audit Committee" is included on page 28. The Audit Committee held twelve (12) meetings during fiscal 2007.

         Compensation Committee. The current members of the Compensation Committee are Dale M. Applequist, Chair, J. Oliver Maggard, Michael P. Johnson, and James M. Damian, with Mr. Damian joining the Committee in May 2007. All members of the Compensation Committee are independent directors. The Compensation Committee develops and administers compensation policies and plans and is responsible for producing the "Compensation Committee Report," which is on page 15 of this Proxy Statement. The Compensation Committee designs and oversees our compensation programs for our Chief Executive Officer, Executive Vice Presidents, which includes our Chief Financial Officer and General Counsel, and Senior Vice Presidents, which includes all other executive officers. Our independent directors are responsible for final approval of the Compensation Committee's determination of the Chief Executive Officer's compensation. The full Board of Directors is responsible for final approval of the Compensation Committee's determinations for compensation of the other executive officers. The Compensation Committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our equity and non-equity plans. As part of its annual performance review of the Chief Executive Officer, which is conducted in connection with determining the Chief Executive Officer's base salary, the Compensation Committee may interview other executive officers. In recommending base salaries for other executive officers, the Compensation Committee takes into account salary recommendations from the Chief Executive Officer, among other factors. In setting 2008 compensation, the Compensation Committee retained Don Delves at The Delves Group as its compensation consultant. Mr. Delves is retained by and reports directly to the Compensation Committee. The Compensation Committee consults with Mr. Delves regarding the company's compensation plans, policies, and annual programs, with Mr. Delves attending most of the Committee's meetings. Mr. Delves has primarily assisted the Compensation Committee with reviewing equity compensation trends. The Compensation Committee held nine (9) meetings during fiscal 2007.

         Governance/Nominating Committee. The current members of the Governance/Nominating Committee are Kenneth H. Dahlberg, Chair, Robert W. MacDonald, and James M. Damian, who replaced Dale Applequist in May 2007. All members of the Governance/Nominating Committee are independent directors. The Governance/Nominating Committee recommends Board of Director candidates for nomination, recommends to the Board the members of various committees, and addresses corporate governance matters. The policies of the Committee are described more fully in the "Governance/Nominating Committee Report" on page 6. The Governance/Nominating Committee held four (4) meetings during fiscal 2007.

         Executive Committee. The members of the Executive Committee are Warren
E. Mack, Chair, Sally J. Smith, J. Oliver Maggard, and Dale M. Applequist, with Mr. Applequist joining the Committee in May 2007. During the intervals between meetings of the Board of Directors, the Executive Committee has all the powers of the Board in the management of our business, properties and affairs, including any authority to take action provided in our Bylaws to be taken by the Board, subject to applicable laws. The Executive Committee, however, is not authorized to fill vacancies of the Board or its committees, declare any dividend or distribution or take any action which, pursuant to the Bylaws, is required to be taken by a vote of a specified portion of the whole Board. The Executive Committee held five (5) meetings during fiscal 2007.

Communications with the Board

         Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no specific director is named, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

          James M. Schmidt, Executive VP, General Counsel and Secretary
                            Buffalo Wild Wings, Inc.
                       5500 Wayzata Boulevard, Suite 1600
                              Minneapolis, MN 55416

Compensation to Non-Employee Directors

         Cash Compensation. In addition to being reimbursed for out-of-pocket expenses incurred while attending Board or committee meetings, the non-employee directors received the following annual cash compensation in 2007, which fees remain the same for 2008 except as noted. The fees are paid quarterly.

           $20,000           Board (non-chair) members
           $25,000           Board chair ($40,000 in 2008)
           $8,000            Non-chair members of Audit, Compensation and
                             Governance/Nominating Committees
           $4,000            Non-chair members of Executive Committee
           $16,000           Chairs of Audit and Compensation Committees
           $10,000           Chair of Governance/Nominating Committee
           $5,000            Chair of Executive Committee

         Equity Compensation. In 2007, the non-employee directors were entitled to an annual grant of restricted stock units having a value of $20,000 on the first day of the fiscal year, with the number of units determined by dividing $20,000 by the closing stock price on the previous day. Mr. MacDonald waived his right to receive the foregoing grant. The restricted stock units vest to the extent of 33-1/3% on the last day of each fiscal year, and the risks of forfeiture lapse as to such increment, if the company achieves 95% of the earnings target established by the Board of Directors. In addition, for 2007, each non-employee director was entitled to a fully-vested restricted stock unit grant of 2,000 shares as of the first day of the fiscal year.

         Beginning in 2008, the non-employee directors are entitled to only one annual grant, which grant consists of fully-vested restricted stock units for the number of shares equal to $60,000 divided by the stock price on the date of grant. In 2008, the annual grants were issued on the first day of the fiscal year; however, beginning in 2009, the annual grants will be made immediately following election of directors at the annual shareholders' meeting. Upon the initial election of a non-employee director on a subsequent date, such director would be entitled to receive the foregoing grant on a pro rata basis.

Director Compensation Table

         The table below summarizes the compensation paid by us to our non-employee directors during fiscal year 2007.


                                    Fees Earned or
                                     Paid in Cash         Stock Awards               Total
         Name                           ($)(1)            ($)(2)(3)(4)                ($)
         ------------------------ ------------------- ---------------------- ----------------------
         Kenneth H. Dahlberg           $33,750               $73,164               $106,914
         Dale M. Applequist            $42,000               $73,164               $115,164
         Robert W. MacDonald           $36,000               $53,200                $89,200
         Warren E. Mack                $26,250               $73,164                $99,414
         J. Oliver Maggard             $48,000               $73,164               $121,164
         Michael P. Johnson            $36,000               $65,506               $101,506
         James M. Damian               $28,000               $63,997                $91,997

         ------------------
         (1)  The amounts consist of the cash fees paid to the non-employee directors as described in "Cash Compensation" above.

         (2) The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 30, 2007, in accordance with FAS 123R, of restricted stock unit awards made under our 2003 Equity Incentive Plan, and thus include amounts from restricted stock unit awards granted in and prior to fiscal year 2007. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2007 filed with the Securities and Exchange
              Commission.


         (3) As noted in footnote (2) above, the amount shown in the table above reflects the amounts recognized for financial reporting purposes. The following table in this footnote represents the grant date fair value of awards of restricted stock units to the directors in fiscal year 2007.


                                        Equity Grants to Directors in Fiscal Year 2007
                 --------------------------------------------------------------------------------------------------
                                                                      Restricted Stock         Grant Date Fair
                 Name                              Grant Date          Unit Awards(a)          Value of Awards
                 ---------------------------- --------------------- ---------------------- ------------------------
                 Kenneth H. Dahlberg                01/01/07                  2,752                   $73,203
                 Dale M. Applequist                 01/01/07                  2,752                   $73,203
                 Robert W. MacDonald                01/01/07                  2,000                   $53,200
                 Warren E. Mack                     01/01/07                  2,752                   $73,203
                 J. Oliver Maggard                  01/01/07                  2,752                   $73,203
                 Michael P. Johnson                 01/01/07                  2,752                   $73,203
                 James M. Damian                    01/01/07                  2,752                   $73,203
                  -------------------
                  (a) The per unit share price of the restricted stock unit
                      awards granted on January 1, 2007 was $26.60 on the date
                      of grant. The awards as to 2,000 shares granted to each
                      director on January 1, 2007 vested immediately, and the
                      awards as to 752 shares granted on January 1, 2007 to each director except Mr. MacDonald, who waived his right to
                      receive such performance grant, vest as set forth in
                      "Equity Compensation" above.


         (4) As of December 30, 2007, the non-employee directors had the following outstanding equity awards.


                                                                                Restricted Stock Units
                                                    Stock Options    ---------------------------------------------
                 Name                              (Fully Vested)          Unvested(a)             Vested(b)
                 -------------------------------- ------------------ ---------------------- ----------------------
                 Kenneth H. Dahlberg                     33,902               898                   1,030
                 Dale M. Applequist                           0               898                   1,030
                 Robert W. MacDonald                          0               898                       0
                 Warren E. Mack                           4,502               898                   1,030
                 J. Oliver Maggard                        4,502               898                   1,030
                 Michael P. Johnson                           0               804                     552
                 James M. Damian                              0               702                     450
                  ----------------------
                  (a) See vesting terms set forth in "Equity Compensation"
                      above.
                  (b) Shares were issued to directors on March 5, 2008 upon
                      achievement of performance targets for the 2007 fiscal
                      year.


                     GOVERNANCE/NOMINATING COMMITTEE REPORT

         The Governance/Nominating Committee is comprised of independent directors. In accordance with its written charter, as well as the principles of corporate governance adopted by the Board of Directors, the Governance/Nominating Committee assists the Board of Directors with fulfilling its responsibilities regarding any matters relating to corporate governance, including selection of candidates for our Board of Directors. Its duties include oversight of the principles of corporate governance by which Buffalo Wild Wings and the Board are governed, the codes of ethical conduct and legal compliance by which Buffalo Wild Wings and its directors, executive officers, employees, and agents are governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson, and other Board leaders. In addition, the Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Buffalo Wild Wings, screening of Board member candidates and recommending nominees to the Board, evaluating the performance of Board members, and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board. Our principles of corporate governance provide that there should be at least seven directors on the Board, with a majority being independent.

         The Governance/Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third-party search firms, and other sources. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high standards of personal ethics and mature judgment, being able to work collegially with others, and being willing to devote the necessary time and energy to fulfilling the Board's responsibility of oversight of us. Independent directors are encouraged to limit the number of other boards of for-profit companies on which they serve, and management personnel are not permitted to serve on more than one other board of a for-profit company. In addition, factors such as the following may be considered:

     o    appropriate size and diversity of the Board;
     o    needs of the Board with respect to particular talent and experience;
     o    business and professional experience of nominee;
     o    familiarity with domestic and international business affairs;
     o    age and other legal and regulatory requirements;
     o appreciation of the relationship of our business to the changing needs of society; and
     o desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

         Shareholders who wish to recommend one or more persons as a director candidate must provide a written recommendation to our Secretary. Notice of a recommendation must include the shareholder's name, address, and the number of Buffalo Wild Wings shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of each employer's business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. We may require a nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

         Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our Secretary at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting, the shareholder's name, address, and number of shares owned, and any material interest that the shareholder may have in the proposal. The Secretary will forward the proposals and recommendations to the Governance/Nominating Committee. See "Shareholder Proposals" on page 29.

          James M. Schmidt, Executive VP, General Counsel and Secretary
                            Buffalo Wild Wings, Inc.
                       5500 Wayzata Boulevard, Suite 1600
                              Minneapolis, MN 55416

          A copy of the current Governance/Nominating Committee Charter can be found on Buffalo Wild Wings' website at www.buffalowildwings.com.

                                  Members of the Governance/Nominating Committee
                                           Kenneth H. Dahlberg, Chair
                                           Robert W. MacDonald
                                           James M. Damian


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         Our Bylaws provide that the number of directors shall be the number set by the shareholders. The Bylaws require that we have at least one director. In accordance with our principles of corporate governance, which requires at least seven directors, and the recommendations of the Governance/Nominating Committee, the Board set the number of directors at eight (8) and selected the persons listed below as nominees to be elected at the Annual Meeting. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at eight requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares. The election of the nominees to the Board of Directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. All of the nominees are members of the current Board of Directors. If, prior to the 2008 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2008 Annual Meeting by reason of death, incapacity, or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.


                                             Position with                                            Director
Name                               Age       Buffalo Wild Wings                                        Since
----                               ---       --------------------                                      -----
Sally J. Smith(4)                  50        President, Chief Executive Officer and Director            1996
Kenneth H. Dahlberg(2)             90        Director                                                   1994
Dale M. Applequist(3)(4)           60        Director                                                   1997
Robert W. MacDonald(1)(2)          65        Director                                                   2003
Warren E. Mack(4)                  63        Director                                                   1994
J. Oliver Maggard(1)(3)(4)         53        Director                                                   1999
Michael P. Johnson(1)(3)           60        Director                                                   2006
James M. Damian(2)(3)              57        Chairman of the Board                                      2006
         ------------------
         (1)      Member of Audit Committee
         (2)      Member of Governance/Nominating Committee
         (3)      Member of Compensation Committee
         (4)      Member of Executive Committee


Business Experience of the Director Nominees

         Sally J. Smith has served as our Chief Executive Officer and President since July 1996 and as our Chief Financial Officer from 1994 to 1996. Prior to joining Buffalo Wild Wings, she was the Chief Financial Officer of Dahlberg, Inc., the manufacturer and franchisor of Miracle-Ear hearing aids, from 1983 to 1994. Ms. Smith began her career with KPMG LLP, an international accounting and auditing firm. Ms. Smith is a CPA. Ms. Smith serves on the boards of the National Restaurant Association and Alerus Financial Corporation.

         Kenneth H. Dahlberg has served as Chairman of Carefree Capital, Inc. since June 1995, and he served as its Chief Executive Officer from June 1995 to January 2004. He was the founder of Dahlberg, Inc., a public company, prior to its acquisition by Bausch & Lomb, Inc. in 1993, and served as its Chairman of the Board from 1948 to 1993. Mr. Dahlberg served as our Chairman of the Board from June 2003 until August 2007.

         Dale M. Applequist served as President and Chief Executive Officer of Cash Plus, Inc., an advertising agency that he co-founded, from 1978 to 1998. He also was a partner and director of Campbell-Mithun Advertising, LLC from 1990 to 1998.

         Robert W. MacDonald has been a principal of CTW Consulting, LLC, a business consulting firm, since March 2002. Mr. MacDonald served as the Chief Executive Officer and Chairman of Allianz Life Insurance Company of North America from October 1999 to March 2002 and continued to serve as a director through December 2006. From 1987 to 1999, Mr. MacDonald served as Chairman and Chief Executive Officer of LifeUSA Holding, Inc., an insurance holding company. Mr. MacDonald is also a director of Windsor Financial Group, LLC.

         Warren E. Mack has been an attorney with the law firm of Fredrikson & Byron, P.A. since 1969, serving as its Chairman from 1999 to 2004, its President from 1985 to 1997 and as a director from 1978 to 2004. Fredrikson & Byron, P.A. provides legal services to us. Mr. Mack served as our Interim Chairman from August 2007 to February 2008.

         J. Oliver Maggard has served as Managing Partner of Caymus Partners LLC, an investment banking firm, since October 2002. From January 1995 to October 2002, Mr. Maggard was a Managing Director and Partner of Regent Capital Management Corp., a private equity firm which he co-founded. Prior to founding Regent Capital, Mr. Maggard held various positions with Bankers Trust Company, Kidder Peabody & Company, Inc., Drexel Burnham Lambert Incorporated, and E.F. Hutton & Co.

         Michael P. Johnson currently serves as Senior Vice President and Chief Administrative Officer of The Williams Companies, Inc., a publicly-held natural gas producer, processor, and transporter, having joined The Williams Companies in 1998. From 1991 to 1998, Mr. Johnson served in various officer-level positions for Amoco Corporation, most recently as Vice President of Human Resources. Mr. Johnson serves on the Board of Directors of QuikTrip Corporation. Mr. Johnson also serves on the boards of several charitable organizations and foundations, including the Tiger Woods Foundation.

         James M. Damian currently serves as Senior Vice President of Best Buy's Experience Development Group. Mr. Damian joined Best Buy in 1998, prior to which he held various positions with Howard Sant Partnerships, a London architectural firm, Harvey Nichols, a London-based luxury retailer, B. Altman & Co., R. H. Macy & Co., and Hindsgaul Mannequins Worldwide of Copenhagen, New York and Paris. Mr. Damian was appointed to serve as the Chairman of our Board in February 2008.


COMPENSATION DISCUSSION AND ANALYSIS

Introduction

         Buffalo Wild Wings is focused on profitable growth that builds shareholder value. To accomplish this goal, we need to attract, motivate, retain, and fairly reward executive talent with a total compensation plan, a significant portion of which is paid based on performance. We do this with an overall compensation program composed of three main elements: (1) base salaries;
(2) cash incentive compensation; and (3) equity incentive compensation in the form of awards of performance-based restricted stock units and, beginning in fiscal year 2008, time-vested stock options. The basic philosophy of this three-part compensation program is that the named executives will earn more than their base salaries if performance goals are met and be rewarded for increases to the company's stock price.

         Base salaries are set roughly in the middle of the market range for each position using salary surveys, as discussed below under the heading "Guiding Principles for Executive Compensation." The annual cash incentive provides an opportunity to earn additional cash at a meaningful level based primarily on achieving annual performance goals for the company. Equity incentive compensation is paid in the form of restricted stock unit awards, again in meaningful amounts, which, for 2007 and the preceding three years, are eligible to vest one-third per year based upon the achievement of annual company net income goals established by the Board of Directors. The equity incentive compensation program has been changed for 2008 and is discussed below--see "Changes in Equity Incentive Compensation for 2008."

         The company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is composed of four independent directors, each of whom satisfies the definition of "independence" as set forth in the Nasdaq listing standards and the Compensation Committee Charter, which is available on the company's website at www.buffalowildwings.com. Our Compensation Committee designs and oversees our compensation programs for our Chief Executive Officer, Executive Vice Presidents, which includes our Chief Financial Officer and General Counsel, and Senior Vice Presidents, which includes all other executive officers. The company's independent directors are responsible for final approval of the Compensation Committee's determination of the Chief Executive Officer's compensation. The full Board is responsible for final approval of the Compensation Committee's determinations for compensation of the other executive officers.

Guiding Principles for Executive Compensation

         The following principles influence and guide our company's compensation practices for executive officers:

         1.       We are a pay-for-performance company.

                  Both the annual cash incentive program and the equity incentive program are directly linked to performance. Most of the cash incentive program is linked to the achievement of annual company performance targets. A smaller portion is linked to each executive achieving personal objectives. The equity incentive program provides for the award of restricted stock units that vest upon achievement of annual company net income goals that are established by the Board of Directors, and, beginning in fiscal year 2008, time-vested stock option grants.

         2. Incentive compensation should reinforce our company's business objectives and be balanced between short-term and long-term performance.

                  Our annual cash incentive program is directly tied to achieving profitable growth. Our equity incentive program requires three years of meeting our annual net income performance targets to achieve full vesting. It also puts shares of our stock in the hands of the executive officers, giving them a stake in the long-term success of the business.

         3. Incentive compensation should align interests of executives with shareholders.

                  We intend that our cash and equity incentive programs be aligned with the shareholders' interests by rewarding executive officers for achieving profitable growth. The equity incentive program is further aligned with shareholders' interests because it puts shares in the hands of our executive officers.

         4. Total compensation of executives should be market competitive to attract and retain talent.

                  To attract the type of talent needed to achieve and maintain a leadership position in our sector of the chain restaurant industry, we believe the total compensation opportunity should be at or above the median for similar companies in our industry. When evaluating 2007 compensation, the Compensation Committee recommended 2007 base salaries that were roughly near the median of base salaries paid by peers according to data provided in the Chain Restaurant Compensation Association Survey and PSI Stanton Group Exempt Survey, which surveys include approximately 92 and 74 participants, respectively.

         5. Compensation should reflect position and responsibility, and incentive compensation should be a greater part of total compensation for more senior positions.

                  Total compensation should generally increase with position and responsibility and should be structured to avoid disparities among employees with similar duties. As position and responsibility increase, a greater percentage of total compensation should be tied to company performance.

         6. Tally sheets are a good tool for reviewing and setting compensation.

                  In 2007, our Compensation Committee continued its past practice of reviewing compensation in tally-sheet format. These sheets reflect all forms of compensation paid, including perquisites, calculations of past accumulation of equity compensation and accrued benefits under severance arrangements. Tally sheets allow the Compensation Committee to evaluate the relationship of performance-based incentive compensation to base salary and total compensation. Going forward, we expect that the Compensation Committee will continue to use tally sheets to evaluate the relationship of the total compensation paid by the company to that paid by its peers.

         7. The principles of rewarding performance should primarily drive compensation decisions rather than tangential considerations, such as tax benefits or accounting policies.

                  The cash incentive and equity incentive plans, as well as the annual programs adopted thereunder, are designed to comply with the deductibility requirements of Section 162(m) of the Internal Revenue Code; however, we establish total compensation programs that we believe are most appropriate in light of compensation principles (as identified above), regardless of the accounting or tax policies.

Material Elements of the Executive Compensation Program

         The material elements of our 2007 executive compensation program are:

                  Base salary
                  Annual cash incentive compensation
                  Equity incentive compensation in the form of restricted stock units (and, beginning in 2008, stock options)
                  Other benefits

         The allocation of the compensation components for the named executive officers for 2007 was approximately 39% base salary, 24% cash incentive compensation, and 37% equity incentive compensation.

         Base Salary. Base salary is the foundation of the compensation program in that most other major components of compensation are based on a relationship to base salary. Base salaries, as well as other compensation, are determined by the Compensation Committee using as its starting point competitive market information. Base salaries are reviewed during the fourth quarter and go into effect at the beginning of the next year. The Compensation Committee reviewed competitive information contained in the Chain Restaurant Compensation Association Survey and PSI Stanton Group Exempt Survey. The base salary for the Chief Executive Officer is determined by the Compensation Committee in executive session, with final approval by the independent directors, taking into consideration the results of a performance review, competitive market data, and the current level of total compensation. As part of its performance review of the Chief Executive Officer, the Compensation Committee also considers the Chief Executive Officer's individual contributions, any changes in responsibility and may interview the other executive officers. With respect to the other executive officers, the Compensation Committee makes final recommendations to the Board of Directors for each person, taking into account the salary recommendations from the Chief Executive Officer, current level of total compensation, market median, individual contributions, changes in position or responsibility, and internal pay equity considerations.

         The table below shows base compensation levels for the 2007 named executive officers for 2006, 2007 and 2008.


-----------------------------------------------------------------------------------------------------------
                                              Base Salaries
-----------------------------------------------------------------------------------------------------------
                                    2006                       2007                        2008
------------------------- ------------------------- --------------------------- ---------------------------
Sally Smith                       $450,000                   $500,000                    $535,000
------------------------- ------------------------- --------------------------- ---------------------------
Mary Twinem                       $280,000                   $315,000                    $335,000
------------------------- ------------------------- --------------------------- ---------------------------
James Schmidt                     $215,000                   $235,000                    $270,000
------------------------- ------------------------- --------------------------- ---------------------------
Judy Shoulak                      $230,000                   $255,000                    $270,000
------------------------- ------------------------- --------------------------- ---------------------------
Kathy Benning                     $210,000                   $224,000                    $243,000
------------------------- ------------------------- --------------------------- ---------------------------


         Annual Cash Incentive Compensation. For 2007, we established an annual cash incentive program for our Chief Executive Officer, Executive Vice Presidents, and Senior Vice Presidents. The criteria for earning incentive compensation under this program was the same for all executive officers, except that the Chief Executive Officer and Executive Vice Presidents had an opportunity to earn a larger percentage of base salary than the Senior Vice Presidents. The reason for this larger opportunity is that the Compensation Committee believes that, as position and responsibility increase, a greater percentage of total compensation should be tied to company performance. The Compensation Committee selected and weighted the specific elements of this program based on its judgment that these were key factors in creating shareholder value.

         The program rewards for overall company performance in the following categories: revenue, including positive same-store sales overall for the year and for each fiscal quarter; net income; and net increase in system-wide locations. Because our business plan is confidential, we do not publicly disclose specific annual internal revenue, net income or operating objectives. Disclosing specific objectives would provide competitors and other third parties with insights into our planning process and would thereby cause competitive harm.

         The program also allows for the opportunity to earn cash incentives for attaining personal objectives. The Committee reviews personal objectives for each executive when determining their personal cash incentive. The personal objectives for Sally Smith, our Chief Executive Officer, are agreed on at the beginning of each year between Ms. Smith and the Compensation Committee when the Committee reviews her performance for the previous year. The personal objectives for the remaining executive officers are agreed upon by the Chief Executive Officer and the respective executive officers. The actual amount of cash incentive payable upon achievement of personal objectives is determined in the discretion of the Compensation Committee. A description of the annual cash incentive program is set forth below in more detail.

         The 2007 annual cash incentive program had the following key objective performance criteria:

o Revenue: The revenue performance goal included a revenue target as well as positive same-store sales targets for both company-owned and franchised stores for the year and each fiscal quarter. If actual revenue were less than 97% of the planned targets, no cash incentive would be earned. As the actual revenue increased above 97% of planned targets and same-store sales were positive, the percentage of base salary that may be earned as a cash incentive increased. Achieving revenue at 97% of planned targets and achieving positive same-store sales for each of the four quarters of the year would entitle the participants to a cash incentive equal to a percent of base salary, 5% for the Chief Executive Officer and Executive Vice Presidents and 3.6% for the Senior Vice Presidents. Achieving revenue at planned targets and positive same-store sales, the cash incentive would be 30% of base salary for the Chief Executive Officer and Executive Vice Presidents and 21.6% of base salary for the Senior Vice Presidents. Based on achieving revenue at 115% or more of planned targets and positive same-store sales, the maximum cash incentive payable is 60% of base salary for the Chief Executive Officer and Executive Vice Presidents and 43.2% for the Senior Vice Presidents.


o Net Income: If actual net income were less than 95% of the planned target, no cash incentive would be earned. As actual net income increased above 95% of the planned target, the percentage of base salary earned as a cash incentive increased. If actual net income were at 95% of planned target, the participants would be entitled to a cash incentive equal to a percentage of base salary, 10% for the Chief Executive Officer and Executive Vice Presidents and 7.2% for Senior Vice Presidents. Achieving net income at the planned target, the cash incentive would be 15% of base salary for the Chief Executive Officer and Executive Vice Presidents and 10.8% of base salary for the Senior Vice Presidents. Based on achieving net income at 120% or more of the planned target, the maximum cash incentive payable would be 30% of base salary for the Chief Executive Officer and Executive Vice Presidents and 20% for the Senior Vice Presidents.

o Net Increase in System-Wide Locations: For the Chief Executive Officer and Executive Vice Presidents, the cash incentive payable ranged from 3% to 18% of base salary based on the actual net increase in system-wide locations, with 10% of base salary payable for achieving the planned target. For the Senior Vice Presidents, the cash incentive payable ranged from 2.2% to 13% of base salary based on the actual net increase in system-wide locations, with 7.2% of base salary payable for achieving the planned target.

         In addition to the objective company performance goals identified above, the participants had the opportunity to earn a cash incentive based on personal objectives of up to 20% of base salary for the Chief Executive Officer and Executive Vice Presidents and up to 15% for the Senior Vice Presidents. In 2007, achievement of personal objectives caused the Chief Executive Officer to earn 15% and the Executive Vice Presidents to earn 11.3% of their base salaries.

         Considering the objective company performance goals and personal objectives, the Chief Executive Officer and Executive Vice Presidents had the opportunity to earn from 23% to 128% of their respective base salaries under the 2007 annual cash incentive program, and the Senior Vice Presidents had the opportunity to earn from 17.2% to 91.2% of their respective base salaries under the 2007 annual cash incentive program.

         2007 Earned Cash Incentive Compensation. Each of the named executive officers set forth below earned the following amounts of annual cash incentive compensation based on 2007 performance:

 ------------------------- -------------------------- -------------------------
 Named Executive Officer     Cash Incentive Earned       Percentage of Base
                                   for 2007               Salary for 2007
 ------------------------- -------------------------- -------------------------
 Sally Smith                       $334,200                    66.8%
 ------------------------- -------------------------- -------------------------
 Mary Twinem                       $210,546                    66.8%
 ------------------------- -------------------------- -------------------------
 James Schmidt                     $157,074                    66.8%
 ------------------------- -------------------------- -------------------------
 Judy Shoulak                      $123,930                    48.6%
 ------------------------- -------------------------- -------------------------
 Kathy Benning                     $108,864                    48.6%
 ------------------------- -------------------------- -------------------------

         Equity Incentive Compensation. Long-term incentives are necessary to retain and motivate executive officers to achieve the long-term interests of holders of our stock. For the last several years, we have used the award of performance-based restricted stock units as the way to achieve this goal. We believe that the combination of cash and equity incentives is appropriate given that the cash elements of incentive compensation emphasize short-term or annual performance, and that equity elements of incentive compensation through restricted stock unit grants emphasize long-term performance. Although the restricted stock unit grants may accumulate value over time, we believe that the expected benefit to us and our shareholders outweighs the cost. The reward is an appropriate motivational tool and is necessary to retain critical team members in our high-growth company.

         Our Chief Executive Officer, Executive Vice Presidents, and Senior Vice Presidents receive annual grants subject to certain vesting restrictions. For the past three years, the annual grants were based on a percentage of the executive officer's base salary, with the Chief Executive Officer and Executive Vice Presidents receiving grants equal to 100% of their base salary, and the Senior Vice Presidents receiving grants equal to 80% of their base salary. The Compensation Committee used its discretion when determining the weight of equity incentive compensation in 2007, but in doing so considered past practice, competitive information, our principles and goals, and accumulated value of executives' equity. The number of shares awarded to each executive officer is based on the closing sale price of our stock at year-end. For example, Sally Smith's base salary for 2007 was $500,000, and the closing sale price of our stock at the end of 2006 was $26.60 per share, which resulted in the grant of 18,796 restricted stock units at the beginning of fiscal 2007.

         The restricted stock units vest in one-third increments based upon achievement of annual net income targets set by the Board of Directors. If we achieve the annual net income target for a fiscal year, the active restricted stock participants will vest 33-1/3% in their restricted stock units. If we do not meet an annual net income target, no units vest that year but are held over until the next year. Active participants have up to ten years from the date of the grant to earn vesting of all shares under the units granted. The Board of Directors sets the annual net income target for purposes of restricted stock unit vesting at 95% of the net income target in the budget as adopted by the Board of Directors, which budget generally requires a high level of performance. Because our business plan is confidential, we do not publicly disclose specific net income objectives. Disclosing specific objectives would provide competitors and other third parties with insights into our planning process and would thereby cause competitive harm.

                  Changes in Equity Incentive Compensation for 2008. In setting 2008 compensation, the Compensation Committee retained Don Delves at The Delves Group as its compensation consultant. Mr. Delves is retained by and reports directly to the Compensation Committee, consults with the Committee regarding the company's compensation plans, policies, and annual programs, and he attends most of the Committee's meetings. Mr. Delves does not provide consulting services to the company. With Mr. Delves's assistance, the Compensation Committee conducted a thorough review during 2007 of current equity compensation trends and related best practices among our selected peer group, our principles and goals for equity compensation, and the alignment of our current equity program with these goals. In reviewing trends and best practices, we relied primarily on Mr. Delves advice supported by survey data on executive compensation trends among the Fortune 1,000 companies and the 250 largest U.S. companies in the Standard & Poor's 500 Index. Among our selected peer group, a few companies are beginning to follow these current trends; however, equity compensation among our selected peer group is still heavily weighted toward time-based options, with as much as 75% of value being generated by options. As a result, the Committee adopted revisions to our equity incentive program for 2008 that blend time-based incentive stock options with performance-based restricted stock units for executives.

            Participants will now have an opportunity to earn a range of restricted stock units based upon the company achieving net income goals within a range, rather than the all-or-nothing vesting under our 2007 program. In addition, the net income targets include three-year cumulative goals rather than being limited to annual targets. The restricted stock units under the revised program will vest over a three-year performance period based upon achievement of these cumulative net income goals, which are established at the time of the original grant. For example, if during the first fiscal year the company achieves at least the threshold goal, or what we refer to as our minimum goal, a portion of the restricted stock units will vest. If after the second fiscal year the company achieves at least its minimum cumulative net income goal for fiscal years one and two of the performance period, additional restricted stock units will vest. If after the third fiscal year the company achieves at least its minimum cumulative net income goal for fiscal years one, two, and three of the performance period additional restricted stock units will vest. Any units not earned in year one or two of the performance period are eligible to vest in future year(s). Another key difference from the 2007 program is that any restricted stock units not earned by the end of the three-year performance period are forfeited.

            Under the new program, seven-year stock options, which vest equally over four years, will represent approximately 25% of the grant date value of the equity compensation assuming target level performance, or what we refer to as mid-level performance, under the restricted stock unit portion of the program. assuming mid-level performance, the combined grant date value of the restricted stock units and stock options under the revised program is the same as the restricted stock unit grant date value under the 2007 program. If the maximum cumulative net income goals are achieved over the three-year performance period, or what we refer to as our target goal, an executive will earn 200% of the number of restricted stock units that would have been earned over the same period for achieving mid-level performance. If the threshold cumulative net income goals are achieved over the three-year performance period, or what we refer to as our ninimum goal, an executive will earn 75% of the number of restricted stock units that would have been earned over the same period for achieving mid-level performance.

Other Benefits.
---------------

                  Deferred Compensation Program. We contribute a percentage of the executive officers' annual base salary to our nonqualified deferred compensation plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan is an unfunded plan maintained to provide additional retirement benefits to the eligible employees as an executive retention tool. We make contributions to the Deferred Compensation Plan in an aggregate annual amount of 12.5% of base pay for each of the Chief Executive Officer and Executive Vice Presidents. Our contribution for each of the other executive officers is 10% annually.

         Participants self-direct the investment of their contributions in funds that are similar to the funds offered by our 401(k) Plan. For 2007, the average rate of return on the funds available for self-directed investment was 5.6%.

         Benefits under the Deferred Compensation Plan vest over five years from date of hire. If an executive terminates employment with us and accepts employment with a competitor, the vesting schedule lengthens to ten years from the date of hire. Participants may receive distributions from the Deferred Compensation Plan as a lump sum payment or in annual installments.

                  Perquisites. We provide our executive officers and certain other key employees with perquisites that we believe are reasonable and consistent with our overall compensation program. The provision of perquisites creates business advantages for us, such as the attraction and retention of highly qualified employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our executive officers. The Committee has not done a specific analysis of perquisites provided by the company's peers but has relied on Mr. Delves and outside counsel for guidance, and the Committee has concluded that the perquisites provided to the executives are modest.

         We provide the personal benefits described below, which are quantified in the column "All Other Compensation" of the "Summary Compensation Table" on page 15:

         o We provide and maintain a company-owned vehicle for the Chief Executive Officer and Chief Financial Officer, and the other executive officers receive a $500 per month vehicle allowance.

         o We pay annual country club dues for one facility on behalf of the Chief Executive Officer.

         o In addition to benefits available to all employees under company-wide health, dental, and life insurance plans, we provide the executive officers with supplemental medical reimbursement insurance and supplemental life insurance. Based on salary levels at the time of the benefit's adoption in the year 2000, or based on salary at the time of hire for executives joining us since 2000, the supplemental life insurance provides the Chief Executive Officer and Chief Financial Officer with additional coverage equal to five times their base salary and the other executive officers with additional coverage equal to three times their annual base salary. The supplemental life insurance policies have a fixed value for the life of the policy, and have not been increased for subsequent salary adjustments.

In addition to benefits available to employees under company-wide short- and long-term disability insurance plans, we also provide the executive officers with supplemental long-term disability insurance. If an executive officer becomes totally disabled for more than thirteen weeks, the supplemental disability insurance will provide monthly income to that person until the earlier of their recovery or their sixty-fifth birthday. Benefits are equal to 70% of the executive officer's monthly base pay.

Compensation Committee Report

         The Compensation Committee evaluates and establishes compensation for executive officers and oversees the deferred compensation plan, the equity plan, and other management incentive, benefit, and perquisite programs. Management has the primary responsibility for the company's financial statements and reporting process, including the disclosure of executive compensation. With this in mind, the Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" found on pages 9 - 15 of this proxy statement. The Committee is satisfied that the Compensation Discussion and Analysis fairly and completely represents the philosophy, intent, and actions of the Committee with regard to executive compensation. The Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

                                           Members of the Compensation Committee
                                                    Dale M. Applequist, Chair
                                                    J. Oliver Maggard
                                                    Michael P. Johnson
                                                    James M. Damian


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued during our last two fiscal years to the Chief Executive Officer, Chief Financial Officer and the other three highest paid executive officers based on total compensation, not including deferred compensation earnings, which was earned or accrued for fiscal year 2007.

         We have entered into employment agreements with each of the named executive officers, which agreements are described below. Any discretionary compensation payments to the named executive officers were made pursuant to the annual executive incentive plan and are included below in the Summary Compensation Table under the heading "Non-Equity Incentive Plan Compensation."

         Based on the fair value of equity awards granted to named executive officers in 2007 and the base salary of the named executive officers, "salary" accounted for approximately 39% of the total compensation of the named executive officers and incentive compensation accounted for approximately 61% of such total compensation. Because the value of certain equity awards included below is based on the FAS 123R value rather than the grant date fair value, these percentages may not be calculable using the table below.


                                                                                  Change in
                                                                                Pension Value
                                                                                     and
                                                                  Non-Equity     Nonqualified
                                                                   Incentive       Deferred
                                              Stock     Option       Plan        Compensation     All Other
       Name and                 Salary       Awards     Awards   Compensation      Earnings     Compensation
  Principal Position     Year      ($)       ($)(1)     ($)(2)      ($)(3)          ($)(4)         ($)(5)       Total ($)
----------------------- ------- ---------- ------------ -------- -------------- --------------- -------------- ------------

Sally J. Smith           2007   $500,000   $849,391(6)  $2,324      $334,200        $13,023        $111,820    $1,810,758
  Chief Executive        2006   $450,000   $660,850     $5,520      $425,250        $26,456        $104,198    $1,672,274
  Officer and
  President

Mary J. Twinem           2007   $315,000   $281,643     $2,324      $210,546        $11,358         $70,609     $891,480
  Executive VP and       2006   $280,000   $251,628     $5,520      $264,600        $16,990         $64,608     $883,346
  Chief Financial
  Officer

James M. Schmidt         2007   $235,000   $188,942     $1,240      $157,074         $5,296         $49,317     $636,869
  Executive VP,          2006   $215,000   $159,199     $4,013      $147,490         $8,928         $43,636     $578,266
  General
  Counsel and
  Secretary

Judith A. Shoulak        2007   $255,000   $187,982     $1,240      $123,930         $8,440         $48,895     $625,487
  Senior VP,             2006   $230,000   $171,491     $2,745      $157,780        $11,276         $47,068     $620,360
  Operations

Kathleen M. Benning      2007   $224,000   $169,004     $1,240      $108,864         $6,320         $37,810     $547,238
  Senior VP,
  Marketing and
  Brand
  Development (7)


--------------------
(1) The amounts reflect the compensation cost recognized for financial statement reporting purposes in each fiscal year, in accordance with FAS 123R, for restricted stock unit awards that we have made pursuant to our 2003 Equity Incentive Plan, and thus may include amounts from restricted stock unit awards granted in and prior to such fiscal years. For a discussion of our valuation assumptions for 2007 figures, see footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 30, 2007 filed with the Securities and Exchange Commission. See "Option Exercises and Stock Vested" table on page 19 for shares and value realized by each named executive officer, and the "Grants of Plan Based Awards" table for more information regarding the restricted stock unit awards we granted in 2007. For a discussion of our valuation assumptions for 2006 figures, see footnote 1(w) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

(2) The amounts reflect the compensation cost recognized for financial statement reporting purposes in each fiscal year, in accordance with FAS 123R, for stock option awards that we have made pursuant to our 2003 Equity Incentive Plan, and thus include amounts from stock option awards granted in and prior to such fiscal years; no options were granted in fiscal year 2007 or 2006. For a discussion of our valuation assumptions for 2007 figures, see footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 30, 2007 filed with the Securities and Exchange Commission. For a discussion of our valuation assumptions for 2006 figures, see footnote 1(w) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

(3) The 2007 amounts represent cash incentive awards made pursuant to our 2007 executive incentive plan, which is discussed in further detail in the "Compensation Discussion and Analysis" under "Annual Cash Incentive Compensation" on page 11.

(4) Aggregate increase in actuarial value of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and earnings on nonqualified deferred compensation.

(5) Other annual compensation for fiscal year 2007 consists of the items set forth in the table below:


                                        Executive        Executive                                                      Deferred
                                       Medical Plan      Long-Term        Executive                  Contribution     Compensation
                      Auto Lease/       Reimburse-       Disability     Life Insurance     Club       to 401(k)           Plan
                      Allowance(a)        ment (b)      Premiums(c)      Premiums (c)      Dues          Plan          Accrual(d)
                      --------------- ---------------  --------------- ----------------- ---------- --------------- ----------------
Sally J. Smith           $20,200           $5,448            $6,668          $1,934         $6,070         $9,000         $62,500
Mary J. Twinem           $16,000           $2,722            $2,543            $969             --         $9,000         $39,375
James M. Schmidt         $ 6,000           $2,169            $1,680          $1,093             --         $9,000         $29,375
Judith A. Shoulak        $ 6,000           $4,136            $2,532          $1,727             --         $9,000         $25,500
Kathleen M. Benning      $ 6,000               --                --            $410             --         $9,000         $22,400


     (a) The amounts shown for Ms. Smith and Ms. Twinem cover the lease of an automobile and $7,000 for maintenance of such automobile; the amounts shown for all other named executive officers represent an automobile allowance.

     (b) Includes 11% administrative fee paid on behalf of officer.

     (c) Includes taxes paid on behalf of officer.

     (d) These amounts exclude investment earnings (losses) on individual deferred compensation investment account. The deferred compensation vests on the basis of 20% for each year of service with Buffalo Wild Wings. Each of the named officers is fully vested.

(6) The amount shown includes a $399,428 adjustment to the amount initially expensed for financial statement reporting purposes in 2007 for 24,844 shares issued pursuant to a restricted stock unit award. The restricted stock units were initially scheduled to vest on December 31, 2006. The Board of Directors amended the terms of the award on December 7, 2006 to make vesting subject to shareholder approval of an amendment to our 2003 Equity Incentive Plan to permit us to deduct in full plan-related compensation under Section 162(m) of the Internal Revenue Code. Shareholder approval of the amendment was obtained on May 24, 2007, causing the units to vest at that time.

(7) Ms. Benning was not a named executive officer in fiscal 2006; therefore, only fiscal 2007 compensation information is included.

Employment Agreements

         We have entered into employment agreements with each of our executive officers, including each of the following: Sally J. Smith, Mary J. Twinem, and Kathleen M. Benning, effective December 1, 1999; James M. Schmidt, effective April 22, 2002; and Judith A. Shoulak, effective February 25, 2002. The agreements are for one-year terms, with an automatic extension for successive one-year terms. All of the foregoing agreements have been renewed and are currently in effect. The agreements provide for a base salary, which salary is reviewed annually by the Compensation Committee. The base salaries for fiscal year 2007 are set forth in the table above. The current base salaries, effective for fiscal 2008 are $535,000 for Ms. Smith, $335,000 for Ms. Twinem, $270,000 for Mr. Schmidt, $270,000 for Ms. Shoulak, and $243,000 for Ms. Benning.

         The employment agreements include termination and resignation provisions, a confidentiality clause, a non-compete provision, and a severance package in the event that we don't renew the agreement, the officer is terminated without cause, or the officer resigns for good reason. See "Potential Payments Upon Termination or Change in Control" on page 20 for further information with respect to these provisions.

Grants of Plan-Based Awards


                                        Estimated Future Payouts Under     Estimated Future Payouts Under Equity   Grant Date Fair
                                      Non-Equity Incentive Plan Awards(1)         Incentive Plan Awards (2)       Value of Stock and
                                   --------------------------------------  --------------------------------------   Option Awards
Name                Grant Date(3)  Threshold ($)  Target ($)  Maximum ($)  Threshold (#)  Target (#)  Maximum (#)      ($) (4)
------------------- -------------  -------------  ----------  -----------  -------------  ----------  ----------- ------------------
Sally J. Smith        01/01/07           --           --           --          6,264        18,796      18,796    $499,974
                         N/A          $115,000     $375,000     $640,000

Mary J. Twinem        01/01/07           --           --           --          3,946        11,842      11,842    $314,997
                         N/A          $72,450      $236,250     $403,200

James M. Schmidt      01/01/07           --           --           --          2,944         8,834       8,834    $234,984
                         N/A          $54,050      $176,250     $225,600
Judith A. Shoulak     01/01/07           --           --           --          2,556         7,670       7,670    $204,022
                         N/A          $43,860      $139,230     $232,560
Kathleen M. Benning   01/01/07           --           --           --          2,244         6,736       6,736    $179,976
                         N/A          $38,528      $122,304     $204,288


------------------
(1) These columns show the range of payouts targeted for fiscal 2007 performance under our executive incentive plan as described in the section titled "Annual Cash Incentive Compensation" in the "Compensation Discussion and Analysis" on page 11. The cash incentive payments for 2007 performance have been made based on the metrics described and are shown in the in the column "Non-equity Incentive Plan Compensation" of the "Summary Compensation Table" on page 15.

(2) Reflects long-term incentive awards in the form of performance-based restricted stock units granted to each named executive officer on January 1, 2007 in accordance with our 2003 Equity Incentive Plan and pursuant to our long-term incentive program described in the "Compensation Discussion and Analysis" under "Equity Incentive Compensation" on page 13.

(3) The restricted stock units were granted by the Compensation Committee on December 7, 2006 effective as of January 1, 2007, the first day of fiscal year 2007.

(4) The amounts represent the grant date fair value of long-term incentive awards in the form of performance-based restricted stock units in accordance with FAS 123R. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 30, 2007 filed with the Securities and Exchange Commission.


Outstanding Equity Awards at Fiscal Year-End

                                            Option Awards                                      Stock Awards
                    -------------------------------------------------------------- -------------------------------------
                                                                                                               Equity
                                                                                                               Incentive
                                                                                                    Equity       Plan
                                                                                           Market   Incentive  Awards:
                                                                                   Number   Value     Plan     Market or
                                                                                     of      of     Awards:     Payout
                                                  Equity                            Shares  Shares  Number of  Value of
                                                 Incentive                           or      or     Unearned   Unearned
                                                    Plan                            Units   Units   Shares,    Shares,
                                                  Awards:                            of      of     Units or   Units or
                     Number of     Number of     Number of                          Stock   Stock    Other      Other
                     Securities    Securities    Securities                         That    That     Rights     Rights
                     Underlying    Underlying    Underlying   Option                Have    Have    That Have  That Have
                     Unexercised  Unexercised    Unexercised  Exercise   Option      Not     Not      Not        Not
                     Options (#)  Options (#)     Unearned     Price    Expiration  Vested  Vested   Vested     Vested
Name                 Exercisable  Unexercisable  Options (#)    ($)        Date      (#)     ($)     (#)(1)     ($)(2)
-------------------- ----------- -------------- ------------ --------- ----------- -------- ------- ---------- ----------

Sally J. Smith            14,554             --           --     $3.75    05/23/11      --      --     21,408   $495,381
                           6,000             --           --    $9.075    05/29/13

Mary J. Twinem            10,000             --           --    $5.625    03/01/12      --      --     13,420   $310,539
                           6,000             --           --    $9.075    05/29/13

James M. Schmidt           6,000             --           --     $3.75    05/23/11      --      --      9,284   $214,832
                             800             --           --    $9.075    05/29/13

Judith A. Shoulak          5,000             --           --     $3.75    10/15/11      --      --      8,742   $202,290
                             750             --           --    $5.625    03/01/12
                           3,200             --           --    $9.075    05/29/13

Kathleen M. Benning        6,000             --           --     $3.75    05/23/11      --      --      7,804   $180,585
                           6,000             --           --    $5.625    03/01/12
                           3,200             --           --    $9.075    05/29/13

------------------
(1) Represents the maximum number of shares of Common Stock that an officer would receive under the performance-based restricted stock units awarded as follows:


       Name                     Grant Date       Units       Vest on 12/28/08(a)       Vest on
                                                                                     12/29/09(a)
       ----------------------- ------------- --------------- -------------------- -------------------

       Sally J. Smith            12/26/05           8,876          8,876                    --
                                 01/01/07          12,532          6,266                 6,266

       Mary J. Twinem            12/26/05           5,524          5,524                    --
                                 01/01/07           7,896          3,948                 3,948

       James M. Schmidt          12/26/05           3,394          3,394                    --
                                 01/01/07           5,890          2,944                 2,946

       Judith A. Shoulak         12/26/05           3,628          3,628                    --
                                 01/01/07           5,114          2,556                 2,558

       Kathleen M. Benning       12/26/05           3,312          3,312                    --
                                 01/01/07           4,492          2,246                 2,246
         ------------
         (a)  The vesting is subject to certain performance targets being attained; therefore, the vesting may occur on a later date or not at all. For more information on the vesting conditions for the restricted stock unit awards, please see the "Grants of Plan Based
              Awards" table and the discussion entitled "Equity Incentive
              Compensation" that is contained in the "Compensation Discussion and Analysis."


(2) The amounts reflect the value as calculated based on the closing price of our Common Stock on December 28, 2007 of $23.14.

Option Exercises and Stock Vested


                                         Option Awards                                   Stock Awards
                        ---------------------- ---------------------- ------------------------ -----------------------
Name                      Number of Shares                               Number of Shares
                              Acquired            Value Realized             Acq uired             Value Realized
                           on Exercise (#)      on Exercise ($)(1)        on Vesting (#)           on Vesting ($)
----------------------- ---------------------- ---------------------- ------------------------ -----------------------

Sally J. Smith                    70,946             $1,567,963                  47,678(2)            $1,594,807(2)
Mary J. Twinem                    79,200             $1,844,844                  14,278(3)              $330,393(3)
James M. Schmidt                  25,000               $516,094                   9,412(3)              $217,794(3)
Judith A. Shoulak                     --                     --                   9,570(3)              $221,450(3)
Kathleen M. Benning                   --                     --                   8,634(3)              $199,791(3)


------------------
(1) Amounts reflect the difference between the exercise price of the stock option and the market price on the date of exercise.

(2) The value realized reflects the market value of the stock on the date that the restricted stock units vested. Performance awards covering an aggregate of 24,844 shares were granted on June 11, 2004, December 27, 2004, and December 26, 2005, with vesting subject to shareholder approval of an amendment to our 2003 Equity Incentive Plan to permit us to deduct in full plan-related compensation under Section 162(m) of the Internal Revenue Code. The shareholders approved the amendment on May 24, 2007, and the restricted stock units immediately vested, with the shares subsequently issued on May 29, 2007 in accordance with the terms of the awards. The market value for such shares was $42.925 per share. Performance awards covering an aggregate of 22,834 shares were granted on December 27, 2004, December 26, 2005, and January 1, 2007 and vested on December 30, 2007, with a market value of $23.14 per share, with the shares being subsequently issued on March 5, 2008.

(3) The value realized reflects the market value of the stock on the date that the restricted stock units vested. These shares represent performance awards granted on December 27, 2004, December 26, 2005, and January 1, 2007 which vested on December 30, 2007, with the shares being subsequently issued on March 5, 2008. The price of our Common Stock on December 30, 2007 was $23.14 per share.

Nonqualified Deferred Compensation

         We contribute a percentage of the executive officers' annual base salary to our nonqualified deferred compensation plan. The amount of our contribution for each executive is based on a percentage of base salary, which amount for 2007 was 12.5% for Ms. Smith, Ms. Twinem, and Mr. Schmidt and 10% for the other named executive officers.

         Participants self-direct the investment of their contributions in funds that mirror the funds offered by our 401(k) Plan. For 2007, the average rate of return on the funds available for self-directed investment was 5.6%.

         Benefits under the deferred compensation plan vest over five years from date of hire, except in the case of death, in which case a lump sum is paid to the beneficiaries. If an executive terminates employment with us and accepts employment with a competitor, the vesting schedule lengthens to ten years from the date of hire. Participants may receive distributions from the Deferred Compensation Plan as a lump sum payment or in annual installments.


                           Executive         Registrant          Aggregate           Aggregate           Aggregate
                        Contri-butions   Contri-butions in       Earnings           Withdrawals/        Balance at
Name                    in Last FY ($)     Last FY ($)(1)    in Last FY ($)(2)   Distributions ($)    Last FYE ($)(3)
----------------------- ---------------- ------------------- ------------------ --------------------- ----------------
Sally J. Smith                  --             $62,500            $13,023                 --              $329,390
Mary J. Twinem                  --             $39,375            $11,358                 --              $274,497
James M. Schmidt                --             $29,375             $5,296                 --              $137,291
Judith A. Shoulak               --             $25,500             $8,440                 --              $141,940
Kathleen M. Benning             --             $22,400             $6,320                 --              $161,489


------------------
(1) Amounts are also reported as compensation to the named executive officers in the "All Other Compensation" column of the "Summary Compensation Table" on page 15.
(2) The rate of interest does not exceed 120% of the long-term Applicable Federal Rate and may not be considered above-market; however, the interest amounts in this column are included in the Summary Compensation Table because our deferred compensation plan is only available to officers and may be deemed to be preferential. The investment elections are similar to those available to all eligible employees under our tax-qualified section 401(k) profit sharing plan.
(3) The balances in this column include deferrals for each of the executive officers of $253,867 (Ms. Smith), $223,764 (Ms. Twinem), $102,620 (Mr.
     Schmidt), and $108,000 (Mr. Shoulak), which were previously reported as 2006 compensation in the Summary Compensation Table. We have not included 2006 compensation for Ms. Benning.

Potential Payments Upon Termination or Change in Control

         As set forth under "Employment Agreements" on page 17, we have entered into employment agreements with each of our named executive officers. According to these employment agreements and our incentive plans, the named executive officers would be entitled to payments and benefits upon certain terminations. We have no agreements with our named executive officers to specifically provide for benefits upon terminations in connection with a change in control of company, except that the terms of our deferred compensation plan provide that vesting would accelerate to 100% upon a change in control. However, all of the current named executive officers are fully vested in such plan. The employment agreements provide that during the term of the agreement and for a period following termination of employment (one year for Ms. Smith and Ms. Twinem and six months for the other executive officers), the executives will not compete with us or solicit any of our employees or customers. Upon termination for "cause" (as defined in the agreements), resignation without "good reason" (as defined in the employment agreements), or upon death or "permanent disability" (as defined in the employment agreements), the named executive officers would not be entitled to any further compensation or benefits after the termination date pursuant to the employment agreements. The employment agreements provide for payments upon (i) termination "without cause," (ii) resignation for "good reason," and (iii) our failure to extend employment agreement. The named executive officers would have the right to receive benefits or payments under any plan to the extent vested upon any termination or resignation. Assuming that the named executive officers' employment terminated at the close of business on December 30, 2007, the named executive officers would have been entitled to the following payments and benefits:


----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
                                                                        Vested but
                                                       Accrued but       Unissued                          Total
                                                         Unpaid         Restricted         Deferred     Termination
                                          Salary(1)     Bonus(2)       Stock Units(3)
Compensation(4) Benefits
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
Sally J. Smith
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Resignation without good reason;       $19,231    $259,200         $528,379        $328,579          $806,833
     termination for cause
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Death or Permanent Disability          $19,231    $334,200         $528,379        $328,579        $1,207,950
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Termination without cause,            $500,000    $334,200         $528,379        $328,579        $1,688,719
     resignation for good reason or
     company's failure to extend
     employment agreement
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
Mary J. Twinem
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Resignation without good reason;       $12,115    $163,296         $330,393        $273,821          $777,177
     termination for cause
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Death or Permanent Disability          $12,115    $210,546         $330,393        $273,821          $824,427
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Termination without cause,            $315,000    $210,546         $330,393        $273,821        $1,127,312
     resignation for good reason or
     company's failure to extend
     employment agreement
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
James M. Schmidt
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Resignation without good reason;        $9,038    $121,824         $217,794        $136,953          $485,463
     termination for cause
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Death or Permanent Disability           $9,038    $157,074         $217,794        $136,953          $520,713
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Termination without cause,            $235,000    $157,074         $217,794        $136,953          $765,905
     resignation for good reason or
     failure to extend employment
     agreement
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
Judith A. Shoulak
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Resignation without good reason;        $9,808     $95,242         $221,450        $141,530          $464,923
     termination for cause
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Death or Permanent Disability           $9,808    $123,930         $221,450        $141,530          $493,611
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   oTermination without cause,             $127,500    $123,930         $221,450        $141,530          $611,303
     resignation for good reason or
     company's failure to extend
     employment agreement
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
Kathleen M. Benning
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Resignation without good reason;        $9,346     $83,664         $199,791        $161,525          $450,182
     termination for cause
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Death or Permanent Disability           $9,346    $108,864         $199,791        $161,525          $475,382
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------
   o Termination without cause,            $112,000    $108,864         $199,791        $161,525          $578,036
     resignation for good reason or
     company's failure to extend
     employment agreement
----------------------------------------- ----------- -------------- ----------------- ---------------- ------------


------------------
(1) Upon termination without cause, resignation for good reason or the company's failure to extend the employment agreement, Ms. Smith, Ms. Twinem and Mr. Schmidt are entitled to 12 months' salary, and the other executives are entitled to 6 months' salary. Such amounts would be payable in accordance with our standard payroll practices.

(2) The amounts represent cash incentive awards made pursuant to our 2007 executive incentive plan, which is discussed in further detail on page 11 under "Annual Cash Incentive Compensation" of the "Compensation Discussion and Analysis." If the resignation or termination occurred prior to the last day of the fiscal year, the executive would not be entitled to any bonus for such year. For purposes of this presentation, it is assumed that the terminations were on December 30, 2007, the last day of fiscal year 2007; therefore, the earned bonus would be paid under all terminations, but the discretionary portion would not be paid upon termination for cause or resignation without good reason.

(3) The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 30, 2007, in accordance with FAS 123R, of restricted stock unit awards made pursuant to our 2003 Equity Incentive Plan and thus may include amounts from restricted stock unit awards granted in and prior to fiscal year 2007, which vested but had not been issued as of December 30, 2007. Assumptions used in the calculation of these amounts are included in footnote 1(w) to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2007 filed with the Securities and Exchange Commission. Unvested awards do not accelerate upon termination for any reason.

(4) All of the named executive officers are fully vested in the deferred compensation plan.


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during fiscal year 2007, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements except that: Ms. Smith reported an option exercise on a late Form 4; Ms. Shoulak reported one transaction on a late Form 4; Mr. MacDonald reported a transaction late on a Form 5 that was timely filed. In addition, each of our outside directors (Messrs. Dahlberg, Maggard, Applequist, MacDonald, Mack, Johnson, and Damian) reported a stock grant on a late Form 4.

Certain Relationships and Related Transactions

         Our Board of Directors has adopted a written policy with respect to related party transactions, which policy sets out procedures pursuant to which related party transactions are reviewed and approved. The policy covers all transactions between us and any related party (including any transactions requiring disclosure under Item 404 of Regulation S-K), other than transactions generally available to all employees and transactions involving less than five thousand dollars ($5,000) when aggregated with all similar transactions. The Audit Committee is generally responsible for reviewing and assessing the adequacy of the policy and recommends to the Board revisions to such policy. The Audit Committee oversees administration of the policy. A related party transaction may be consummated if it is ratified or approved by the Audit Committee and it is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party or it is approved by the disinterested members of the Board of Directors.

         Since the beginning of fiscal 2007, there have been no transactions or business relationships, other than as disclosed herein, between us and our executive officers, directors, director nominees, and affiliates.


                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                         THE 2003 EQUITY INCENTIVE PLAN
                                  (Proposal #3)

Proposed Amendment

         The Board amended the 2003 Equity Incentive Plan (the "Plan"), subject to shareholder approval, to (i) increase the shares of Common Stock reserved under the Plan for stock options and restricted stock and restricted stock unit awards from 2,900,000 to 3,900,000 and (ii) revise certain sections to implement certain equity compensation "best practices" and facilitate administration of the Plan, and (iii) obtain renewed shareholder approval of specified performance objectives and the ten-year period during which incentive stock options may be awarded for purposes of Sections 162(m) and 422, respectively, of the Internal Revenue Code. Such revisions include the following: (i) providing that the reserved share pool under the Plan shall be reduced by 1.5 shares for every share subject to awards of restricted stock and restricted stock units granted after shareholder approval of this Plan; (ii) prohibiting the repricing of stock options without shareholder approval; (iii) limiting the Compensation Committee's discretion to accelerate vesting of awards to situations involving a change of control, death, disability, or retirement; (iv) requiring minimum vesting periods for restricted stock and restricted stock unit awards, subject to certain exceptions; (v) requiring that the exercise price of nonqualified stock options be not less than 100% of fair market value of a share of our Common Stock on the date of grant; (vi) including a broader range of events giving rise to anti-dilution adjustments; (vii) including a change in control definition consistent with that used in connection with other compensation arrangements we provide; (viii) specifically permitting broker-assisted cashless exercises if permitted by the Compensation Committee; (ix) allowing the Compensation Committee to delegate administrative authority to others for granting awards to persons other than executive officers and directors; and (x) other immaterial administrative changes.

Reasons for the Amendment and Restatement

         We believe that our Plan is an important factor in attracting and retaining skilled personnel. As of March 24, 2008, there were 441,272 shares of Common Stock subject to outstanding options and 228,000 shares of Common Stock subject to outstanding restricted stock units granted pursuant to the Plan. As of that date, exclusive of the 1,000,000 shares to be added pursuant to the amendment described herein, we had 339,034 shares still reserved and available under the Plan for the future granting of awards. The Board of Directors believes that granting fairly priced stock options and restricted stock and restricted stock unit awards to employees, officers, consultants and directors is an effective means to promote the future growth and development of the company. Such options and awards, among other things, increase these individuals' proprietary interest in our success and enable us to attract and retain qualified personnel. The Board of Directors also believes that the Plan ties the employees' goals and interests to those of the company and its shareholders.

         The Board of Directors believes that it is in the best interest of Buffalo Wild Wings and its shareholders to approve the amendment and restatement of the Plan. Based on an estimated usage rate, we currently anticipate that, without the proposed addition of 1,000,000 shares to the Plan, there may not be sufficient shares available for grants under the Plan after 2008. In order to continue to have an adequate number of shares available for awards to recruit, hire, and retain personnel, the Board believes that we need the additional 1,000,000 shares for which shareholder approval is sought. The Board believes that the other changes set forth above are necessary to permit more effective administration of the Plan, to clarify certain provisions in the Plan and to implement certain equity compensation best practices.

         The Board of Directors recommends that shareholders vote "FOR" the approval of the amendment and restatement of our Plan.

         The essential features of the Plan, as being amended by this proposal, are outlined below.

Description of the 2003 Equity Incentive Plan

         A general description of the material features of the Plan, as amended, follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

         General. The Compensation Committee of the Board of Directors is designated to administer the Plan and is referred to herein as the "Administrator." The Administrator may grant incentive and nonqualified stock options and restricted stock and restricted stock unit awards under the Plan, and officers, employees, directors, consultants and advisors of ours (including our subsidiaries and affiliates) are eligible to receive awards. Incentive stock option awards may, however, be made only to employees, and the policy of the Compensation Committee is to make awards only to full-time employees. The Administrator may make awards under the Plan to those eligible individuals whose performance, in the judgment of the Administrator, can have a significant effect on our success. Any committee appointed by the Board to administer the Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934) and each member must be independent under the Nasdaq Marketplace Rules and be an outside director for purposes of Section 162(m) of the Internal Revenue Code (the "Code"). As of March 24, 2008, we had approximately 813 full-time employees, of which seven are executive officers, and seven non-employee directors eligible to participate in the Plan.

         Shares Reserved and Available. Upon approval of the amendment and restatement, the Plan will provide for the issuance of up to 3,900,000 shares of our Common Stock, subject to adjustment in the event of future increases or decreases in the number of our outstanding shares of Common Stock effected as a result of stock splits, stock dividends, combinations of shares, or similar transactions, or other changes in our corporate structure that affect our shares of Common Stock or the value thereof. For awards made after shareholder approval of the amendment and restatement, shares subject to option awards will be counted against the overall share limit as one share for every one share granted, but shares subject to restricted stock and restricted stock unit awards will be counted against that limit as 1.5 shares for every one share granted. If any options or other awards granted under the Plan expire or terminate prior to exercise or the lapsing of any risks of forfeiture, the shares subject to that portion of the option or other award are available for subsequent grants and increase the total number of shares available for grant using the same ratios specified in the previous sentence. Any shares tendered by a participant or withheld by us in payment of any option exercise price or in satisfaction of any tax withholding obligation with respect to an award will not again become available for awards or increase the number of shares available for grant.

         The closing sale price of a share of our Common Stock on March 24, 2008 on the Nasdaq Global Select Market was $25.69 per share.

         Term of the Plan. Incentive stock options may be granted pursuant to the Plan during a period of ten (10) years from the date the shareholders approve the amended and restated Plan, and nonqualified stock options and restricted stock and restricted stock unit awards may be granted until all shares subject to the Plan have been issued or the Plan is discontinued or terminated by the Board of Directors.

         Administration and Types of Awards. The Administrator has broad powers to administer and interpret the Plan, including the authority to establish rules for the administration of the Plan. The "awards" permitted under the Plan are stock options, restricted stock, and restricted stock units. The Administrator has authority to (i) select the participants in the Plan, (ii) determine the types of awards to be granted and the number of shares covered by such awards, and (iii) set the terms and conditions of such awards, which authority can be delegated to an executive officer or non-employee director in connection with the grants of awards to persons not subject to Section 16. The Administrator may amend awards, but may accelerate the vesting or exercisability of an award only in connection with a change in control or a participant's death, disability or retirement, and may not reprice an option without shareholder approval.

         Options. Options granted under the Plan may be either "incentive" stock options within the meaning of Section 422 of the Code or "nonqualified" stock options that do not qualify for special tax treatment under the Code. No stock option may be granted with a per share exercise price less than the fair market value of a share of our Common Stock on the date the option is granted. The Administrator may not reprice an option without shareholder approval. The Administrator will determine the term of an option (which may not exceed ten years) and how and when it will become exercisable. The options may be exercised by payment of the exercise price in cash by the optionee, through a broker-assisted cashless exercise, or, if permitted in the respective award agreement, by the delivery of previously owned shares by the optionee or by the withholding of shares by us, in either case having a value equal to the exercise price. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. A nonqualified option may be transferred under similar circumstances and, if permitted in the respective award agreement, by gift to a member of the optionee's family, a trust for the benefit of such immediate family members, or a partnership in which such family members are the only partners. All shares authorized for award under the Plan may be granted as incentive stock options. No participant may receive option awards covering more than 100,000 shares during any fiscal year, and incentive stock option awards are subject to the additional limitation prescribed by Code
Section 422 on the aggregate fair market value of shares that may first become exercisable in any calendar year.

         Restricted Stock and Restricted Stock Unit Awards. The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock or restricted stock unit award granted under the Plan shall be for a number of shares as determined by the Administrator, and the Administrator will also establish vesting conditions based on continued employment and, in its discretion, satisfaction of performance objectives, that must be satisfied for the risks of forfeiture to lapse. Under the Plan, as amended, a restricted stock or restricted stock unit award that is not performance-based may not fully vest in less than three years from a grant date. If such award is subject to vesting upon satisfaction of performance objectives, the performance period must be one year or more. The foregoing limitations on vesting will not apply if the award is made (i) to attract a key executive to join Buffalo Wild Wings; (ii) upon a change in control; (iii) upon termination of employment due to death or disability; (iv) in exchange for other compensation; or (v) to non-employee directors. No award is transferable, other than by will or the laws of descent and distribution, prior to the lapsing of the risks of forfeiture. During any one fiscal year, no participant shall receive restricted stock awards and restricted stock unit awards for a number of shares that is greater than (i) 175% of the participant's base salary in effect on the date of the grant of the award, divided by (ii) the fair market value of a share of our Common Stock on the date of the grant of the award.

         If a restricted stock award or restricted stock unit award is intended to qualify as "performance-based compensation" under Code Section 162(m), the risks of forfeiture shall lapse based on the achievement of one or more performance objectives established in writing by the Administrator in accordance with Code Section 162(m) and the applicable regulations. Such performance objectives ( the "Performance Objectives") shall consist of any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings,
(xiii) return on investment, (xiv) department or business unit performance goals, (xv) increase in market share, (xvi) same-store sale increases; or (xvii) such other performance criteria as permitted in the Plan, in all cases including, if selected by the Administrator, minimum threshold, target and maximum levels. Any Performance Objective may be expressed in absolute amounts, as a change from prior periods or as comparison to the performance of other companies or other external measures, and may relate to company, business unit or individual performance. In setting Performance Objectives, the Administrator may exclude amounts it determines should appropriately be excluded, or may adjust Performance Objectives to prevent dilution or enlargement of a participant's rights, to the extent consistent with the requirements of Code
Section 162(m).

         Change in Control. If a change in control of Buffalo Wild Wings occurs, the Board may, in its discretion, provide for one or more of the following: (i) the continuation, assumption or replacement of outstanding awards; (ii) the acceleration of vesting and exercisability of outstanding awards; (iii) the cancellation of unvested and unexercised awards; or (iv) payment to participants in cash or shares of the company surviving the change in control of the intrinsic value of outstanding awards immediately prior to the change in control. For these purposes, a change in control generally refers to a merger or consolidation involving Buffalo Wild Wings, a sale of all or substantially all of our assets, the acquisition by a person or group of 30% or more of the voting power of our stock, certain changes in the composition of our Board over an 18 month period, or the approval by our shareholders of a complete liquidation or dissolution.

         Amendment. The Board of Directors may, from time to time, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that any Plan amendment shall be submitted to our shareholders for approval if required by law or the securities exchange on which our stock is listed. Currently, Nasdaq requires shareholder approval for material amendments to a plan.

Federal Income Tax Matters

         Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option exercise price and the fair market value of our Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. We will receive an income tax deduction in our fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment. An optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he has at all times from the date of the option's grant until three months before the date of exercise been our employee. We are not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. If the optionee does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the date of exercise, the excess of the sale proceeds over the aggregate exercise price of such shares will be long-term capital gain to the optionee, and we will not be entitled to a tax deduction. Except in the event of death, if the shares are disposed of before the end of the one- or two-year holding periods, the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of the disposition, and we will generally be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee.

         Restricted Stock and Restricted Stock Unit Awards. Generally, no income is taxable to the recipient of a restricted stock or restricted stock unit award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income in connection with a restricted stock award in an amount equal to the fair market value of the shares on the date the shares vest and applicable restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that a restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. With respect to restricted stock unit awards, a recipient will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares issued in settlement of the restricted stock units on the date the shares are issued. We normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Future Awards

         Because future grants of stock options and restricted stock and restricted stock unit awards are subject to the discretion of the Administrator, the future awards that may be received by Plan participants cannot be determined at this time. The Compensation Committee did grant time-vested options and performance restricted stock unit awards under the Plan in fiscal year 2008, which awards were made from shares currently available under the Plan without regard to the proposed amendment and restatement and are not contingent upon shareholder approval of the proposed amendment and restatement. These awards are set forth below:


                                                                 Shares of Underlying         Shares of Underlying
Name and Position/Group                                               Options(1)            Restricted Stock Units(2)
-----------------------                                               ----------            -------------------------
Sally J. Smith                                                           12,750                        34,680
    President and CEO
Mary J. Twinem                                                            7,984                        21,716
    Executive Vice President, CFO and Treasurer
James M. Schmidt                                                          6,435                        17,502
    Executive Vice President, General Counsel and Secretary
Judith A. Shoulak                                                         5,148                        14,002
    Senior Vice President, Human Resources
Kathleen M. Benning                                                       4,633                        12,602
    Senior Vice President, Marketing and Brand Development
Current Executive Officers as a Group (7 persons)                        45,911                       124,876
Current Directors who are not Executive Officers                             --                        18,151
    as a Group (7 persons)
Current Employees who are not Executive Officers                         12,361                       180,208
    or Directors as a Group


---------------
(1) Each stock option is a seven-year incentive stock option with an exercise price of $24.96, with vesting in four equal annual increments on the last day of the fiscal year.
(2) The restricted stock units granted to the directors who are not employees immediately vested on the date of grant; the other restricted stock units vest on the last day of each fiscal year over three years only if certain performance targets are met (actual shares issued may be less than the maximum number shown).

Equity Compensation Plan Information

         The following table summarizes our equity compensation plan information as of December 30, 2007, our fiscal year end.



                                Number of securities to be                           Number of securities remaining
                                 issued upon exercise of       Weighted average      available for future issuance
                                   outstanding options,        exercise price of       under equity compensation
                                         warrants and        outstanding options,     plans (excluding securities
 Plan Category                         rights                 warrants and rights       reflected in column (a))
 -------------                  --------------------------   --------------------    ------------------------------
                                           (a)                        (b)                         (c)
 Equity compensation plans
 approved by security holders            317,295                     $5.61                   1,126,789 (1)

 Equity compensation plans
 not approved by security                 --                         --                            --
 holders
                                     -----------                ------------                 ------------
 TOTAL                                   317,295                     $5.61                   1,126,789

         -------------
         (1)      Includes 432,978 shares remaining available under our Employee Stock Purchase Plan.


Vote Required

         The Board of Directors recommends that the shareholders approve the amendment and restatement of the 2003 Equity Incentive Plan. Under applicable Minnesota law and our Articles of Incorporation, approval of the amendment of the 2003 Equity Incentive Plan as set forth above requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares.

         If the shareholders fail to approve this proposal, the Plan will remain in effect as it existed immediately prior to the proposed amendment and restatement. In that case, we would be limited to issuing no more than 2,900,000 shares of our Common Stock in total pursuant to awards made under the Plan.

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                                  (Proposal #4)

         On March 16, 2008, the Board of Directors unanimously approved an amendment to our Articles of Incorporation to increase the authorized number of common shares from 20,200,000 to 44,000,000 (the "Amendment"), subject to shareholder approval.

         As of March 24, 2008, of our 20,200,000 authorized shares of Common Stock, 17,768,391 shares of were issued and outstanding, and 2,431,609 shares were authorized but unissued. Approximately 1,772,012 shares have been reserved for issuance pursuant to our employee benefit plans, including the increased shares for our 2003 Equity Incentive Plan in Proposal #3 above.

         The Board desires to increase the number of authorized shares to provide sufficient shares for the increase of shares under our 2003 Equity Incentive Plan as set forth in Proposal #3 above; to give the Board flexibility to declare stock dividends or stock splits at such times as the Board may deem appropriate; to give the Board flexibility to make acquisitions using stock; to adopt additional employee benefit plans or further increase the shares available under existing plans; to raise equity capital; or to use the additional shares for other general corporate purposes. Other than the shares currently reserved for issuance as described above, the Board has not authorized the issuance of any additional shares, and there are no current agreements or commitments for the issuance of any additional shares. If the Board authorizes the issuance of additional shares in the future, it would do so only at the time and on such terms as it then deems to be in the best interests of Buffalo Wild Wings and our then existing shareholders.

         In addition to the 20,200,000 currently authorized common shares, 1,000,000 undesignated shares are authorized in our Articles. The undesignated shares will not be increased pursuant to the Amendment. Our Articles of Incorporation permit the Board to establish from the current 1,000,000 undesignated shares, by resolution adopted and filed with the Minnesota Secretary of State in the manner provided by law, one or more classes or series and to fix the relative rights and preferences of each such class or series, including the establishment of additional shares of Common Stock. These shares are available for issuance by the Board at such times and for such purposes as the Board may deem advisable without further action by the shareholders, except as may be required by law or regulatory authorities. The Board has the authority, for example, to issue a new class or series of stock to impede potential takeover transactions; however, the Board would do so only on terms which the Board deems to be in our best interests and the interests of our then existing shareholders.

         Our shareholders have no preemptive rights with respect to our Common Stock. If this proposed Amendment is adopted, the additional authorized shares of Common Stock will be available for issuance from time to time at the discretion of the Board without further action by the shareholders, except where shareholder approval is required by law, regulatory authorities or to obtain favorable tax treatment for certain employee benefit plans. Although it is not possible to state with certainty the effects of the amendment upon the rights of the holders of Common Stock until the Board determines the purpose for the actual issuance of Common Stock, additional shares of Common Stock might be issued at times and under circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of our Common Stock. Further, while an increase in the common shares could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the company with another company), we are not proposing the increase in authorized shares in response to any effort to accumulate our stock or to obtain control of the company by means of a merger, tender offer or solicitation in opposition to management.

Vote Required

         The Board of Directors recommends that the shareholders approve the Amendment to the Articles. Under applicable Minnesota law and our Articles of Incorporation, approval of the Amendment to the Articles of Incorporation as set forth above requires the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (Proposal #5)

General

         The Board of Directors recommends that the shareholders ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 28, 2008. KPMG LLP has served as our accountants since 1994. The Audit Committee may direct the appointment of new independent auditors at anytime during the year without notice to, or the consent of, the shareholders, and the Audit Committee would do so if it were in our best interest and the interest of our shareholders. KPMG LLP provided services in connection with the audit of our financial statements for the year ended December 30, 2007, and consultation on matters relating to accounting and financial reporting. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

         We paid the following fees to KPMG LLP for fiscal years 2006 and 2007:

                                               2006                2007
                                               ----                ----
     Audit Fees                               $405,000            $425,000
     Audit-Related Fees                         33,000              49,200
     Tax Fees                                       --                  --
     All Other Fees                                 --                  --
                                         -------------       -------------
                                              $438,000            $474,200

         Audit fees consist of fees billed or estimated to be billed to KPMG LLP for the audit of the annual financial statements included in our Annual Report on Form 10-K, review of financial statements included in the Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.

         Audit-related fees consist of fees billed for services in connection with the audit of our employee benefit plan and National Advertising Fund as well as other services that are related to the performance of the audit of our financial statements and are not reported under Audit Fees.

         The Audit Committee has considered whether provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining registered public accounting firm's independence.

Pre-Approval of Audit Fees

         Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Buffalo Wild Wings by its independent registered public accounting firm or any other auditing or accounting firm.

Report of Audit Committee

         The Board of Directors maintains an Audit Committee comprised of three of our outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors, which is available on Buffalo Wild Wings' website at www.buffalowildwings.com, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In performing its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited consolidated financial statements with management;

         (2) discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

         (3) received and reviewed the written disclosures from the independent registered public accounting firm required by the Independence Standards Board Standard No.1 and discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence.

         Management has completed the documentation, testing, and evaluation of our system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee met periodically, both independently and with management, to review and discuss our progress in complying with
Section 404, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 5 regarding the audit of the internal control financial reporting. The Audit Committee also met periodically with KPMG LLP, our independent registered public accounting firm to discuss our internal controls and the status of our Section 404 compliance efforts. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of our internal control over financial reporting. The Audit Committee continues to oversee our efforts related to our internal controls.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2007, as filed with the Securities and Exchange Commission.

                                                Members of the Audit Committee
                                                        J. Oliver Maggard, Chair
                                                        Robert W. MacDonald
                                                        Michael P. Johnson


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 2008 Annual Meeting. If any other matter properly comes before the 2008 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the company and intended to be presented at the 2009 Annual Meeting must be received by us by December 18, 2008 to be included in our proxy statement and related proxy for the 2009 Annual Meeting. If a shareholder proposal intended to be presented at the 2009 annual meeting but not included in the proxy materials is received by us after March 3, 2009, then management named in our proxy for the 2009 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

                                  ANNUAL REPORT

         A copy of our Annual Report to Shareholders for the fiscal year ended December 30, 2007, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                    FORM 10-K

         Upon written request of any shareholder as of March 24, 2008, we will furnish, without charge, a copy of our annual report on Form 10-K for the fiscal year ended December 30, 2007, including the financial statements and a list of exhibits to such Form 10-K. We will furnish to any such person any exhibit described in the list accompanying the Form 10-K upon the advance payment of reasonable fees. Requests should be directed to James M. Schmidt, Executive VP, General Counsel and Secretary of Buffalo Wild Wings, Inc., 5500 Wayzata Boulevard, Suite 1600, Minneapolis, Minnesota 55416. In addition, you may review and print the Form 10-K and all exhibits from the SEC's website at www.sec.gov.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           /s/ Sally J. Smith
                           -----------------------------------------------------
                           Sally J. Smith, President and Chief Executive Officer
Dated:  April 17, 2008

                                                                      APPENDIX A

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN
                     (As Amended and Restated May __, 2008)


                                   SECTION 1.
                                   DEFINITIONS
                                   -----------

      As used herein, the following terms shall have the meanings indicated below:

      (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

      (b) "Award" shall mean a grant made under the Plan in the form of Options, Restricted Stock or Restricted Stock Units.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

      (e) "Committee" shall mean a Committee of two or more non-employee directors who shall be appointed by and serve at the pleasure of the Board. Each member of the Committee shall be (i) an independent director within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

      (f) The "Company" shall mean Buffalo Wild Wings, Inc., a Minnesota corporation.

      (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

      (h) "Fair Market Value" of a share of stock as of any date shall mean (i) if the stock is listed on the NASDAQ Stock Market, or another established stock exchange, the closing sale price of a share of the stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the NASDAQ Stock Market, or another established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service for a share of such stock on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in good faith and in a manner consistent with Code Section 409A to be 100% of the fair market value of a share of such stock on that date.

      (i) "Option" means a right granted under the Plan to purchase a specified number of shares of Stock at a specified price per share. An Option may be either an "Incentive Stock Option" that is designated as such and granted in accordance with the requirements of Code Section 422, or a "Nonqualified Stock Option" that is any Option other than an Incentive Stock Option.

      (j) The "Participant" means (i) an employee of the Company or any Affiliate to whom an Incentive Stock Option has been granted pursuant to Section 9, or (ii) a consultant or advisor to or director, employee or officer of the Company or any Affiliate to whom any other type of Award has been granted pursuant to Section 10 or Section 17.

      (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

      (l) The "Plan" means the Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan, as amended from time to time, including the form of Award agreements as they may be modified by the Board or Committee from time to time. This Plan amends and restates the Buffalo Wild Wings, Inc. 1995 Stock Option Plan, formerly known as the bw-3, Inc. 1995 Stock Option Plan, and, prior to that, known as the JMS Associates, Inc. 1995 Stock Option Plan. For purposes of the ten-year period described in Section 7, this amendment and restatement shall be deemed a new stock option plan.

      (m) "Restricted Stock" means shares of Stock issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award agreement.

      (n) "Restricted Stock Unit" means a right to receive, in cash and/or shares of Stock as determined by the Committee, the Fair Market Value of a share of Stock, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award agreement.

      (o) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12).

      (p) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.
                                     PURPOSE
                                     -------

      (a) The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

      (b) It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options pursuant to Section 9 of this Plan, through the granting of Nonqualified Stock Options pursuant to Section 10 of this Plan, and through the granting of Restricted Stock and Restricted Stock Unit Awards pursuant to Section 17 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the adoption of the Plan by the Board.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN
                             ----------------------

      The Plan originally became effective as of its date of adoption by the Board on April 18, 1995. The effective date of this amendment and restatement of the Plan is the date such amendment and restatement is approved by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION
                                 --------------

      (a)  Except  as  otherwise  provided  in this  Plan,  the  Plan  shall  be administered by the Committee, referred to as the "Administrator". The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and subject to the limitations described herein) to (i) determine, in its sole discretion, the type of Awards to be granted, the individuals to whom, and the time or times at which, Awards shall be granted, the number of shares subject to each Award, the exercise price, and the other terms and conditions of each Award; (ii) cancel or suspend an Award; (iii) accelerate the vesting or exercisability of an Award, but only in connection with a Change in Control (as defined in Section 12(c)), a Participant's death or disability, or a Participant's retirement (as may be defined under applicable Company policies); or (iv) otherwise amend the terms and conditions of any outstanding Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Award agreements (which may vary from Participant to Participant) evidencing each Award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

      (b) No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members. To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to determine and administer Awards to Participants who are not subject to Section 16 of the Exchange Act to one or more persons who are either non-employee directors or executive officers of the Company.

                                   SECTION 5.
                                  PARTICIPANTS
                                  ------------

      The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom Incentive Stock Options shall be granted pursuant to Section 9 of the Plan, and those employees, officers, directors, consultants and advisors of the Company or of any Affiliate to whom other Awards shall be granted pursuant to Sections 10 and 17 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or an Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be subject to each Award made to each such Participant.

                                   SECTION 6.
                                      STOCK
                                      -----

      (a) Subject to adjustment as provided in Section 12 of the Plan, a total of 3,900,000 shares of Stock shall be reserved and available for Awards under the Plan, all of which may be granted as Incentive Stock Options. The shares of Stock to be subject to Awards under this Plan shall consist of authorized but unissued shares of Stock. In determining the number of shares to be counted against the limit expressed above in connection with any Award made after May __, 2008, the following rules shall apply:

            (1) Shares that are subject to Option Awards shall be counted against the limit as one share for every one share granted.

            (2) Shares that are subject to Restricted Stock or Restricted Stock Unit Awards shall be counted against the limit as 1.5 shares for every one share granted.

            (3) Where the number of shares subject to the Award is variable on the date of grant, the number of shares to be counted against the limit prior to the settlement of the Award and consistent with paragraphs 6(a)(1) and (2) shall be the maximum number of shares that could be received under that particular Award.

      (b) In the event any portion of an outstanding Award under the Plan for any reason expires (including as a result of less than the maximum number of shares subject to a variable Award being issued), is terminated or forfeited prior to vesting or exercise, or is settled for cash, the shares of Stock allocable to such portion of the Award shall again be available for Awards under the Plan, and the total number of shares of Stock available for grant under
Section 6(a) shall be correspondingly increased as provided in Section 6(c). However, shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or in satisfaction of any tax withholding obligation with respect to an Award will not again become available for Awards or increase the number of shares available for grant under Section 6(a).

      (c) Each share that again  becomes  available  for Awards as  provided  in
Section 6(b) shall increase the total number of shares available for grant under
Section 6(a) by (i) one share if such share was subject to an Option Award under the Plan, and (ii) [2.0] shares if such share was subject to a Restricted Stock or Restricted Stock Unit Award.

      (d) The aggregate number of shares of Stock subject to Options granted during any fiscal year to any one Participant shall not exceed one hundred thousand (100,000).


                                   SECTION 7.
                                DURATION OF PLAN
                                ----------------

      Incentive Stock Options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the amendment and restatement of this Plan as defined in Section 3. Other forms of Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until all shares of Stock subject to the Plan have been issued or until the earlier discontinuance or termination of the Plan by the Board. Any Award granted within the time frames specified above shall remain in full force and effect until the expiration of the Award as specified in the written Award agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.
                            OPTION EXERCISE PAYMENTS
                            ------------------------

      (a) Participants may pay for shares of Stock upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check (including, if permitted by the Administrator, payment under a broker-assisted sale and remittance program) or, if approved by the Administrator in its sole discretion, by delivery to the Company of previously-owned shares of Stock or by withholding shares of Stock otherwise issuable upon exercise of the Option (in either case, such shares having a Fair Market Value as of the date the Option is exercised equal to the total exercise price of the shares being purchased), or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.

      (b) With respect to payment in the form of shares of Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3 under the Exchange Act, if applicable.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

      Each Incentive Stock Option granted pursuant to this Section 9 shall be evidenced by a written Award agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

      (a) Number of Shares. The Option Agreement shall state the total number of shares covered by the Incentive Stock Option. An Option will constitute an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Stock with respect to which Incentive Stock Options held by a Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000, or such revised limit as may subsequently be established under Code Section 422. To the extent an Option that would otherwise be an Incentive Stock Option exceeds this limit, the Option shall be treated as a Nonqualified Stock Option.

      (b) Exercise Price. The exercise price at which each share of Stock subject to an Incentive Stock Option may be purchased shall be determined by the Administrator and set forth in the Option Agreement, but such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Administrator grants the Option. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

      (c) Term and Exercisability of Incentive Stock Option. The term during which any Incentive Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Code, or any successor provision, in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years from the date on which it is granted. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the Incentive Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an Incentive Stock Option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement.

      (d) Other Provisions. An Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in Section 422 of the Code or to conform to any change therein.

                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

      Each Nonqualified Stock Option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

      (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares of Stock covered by the Nonqualified Stock Option. The exercise price at which each share of Stock subject to a Nonqualified Stock Option may be purchased shall be determined by the Administrator and set forth in the Option Agreement, but such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Administrator grants the Option.

      (b) Term and Exercisability of Nonqualified Stock Option. The term during which any Nonqualified Stock Option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the Nonqualified Stock Option becomes exercisable and shall also state the maximum term during which the Option may be exercised; in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years from the date on which it is granted. In the event a Nonqualified Stock Option s exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement.

      (c) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.
                               TRANSFER OF AWARDS
                               ------------------

      Except as provided in this Section 11, (i) no Award may be sold, assigned, transferred or encumbered, in whole or in part, by the Participant other than by will or by the laws of descent and distribution, and (ii) during the Participant's lifetime, only the Participant (or the Participant's guardian or legal representative) may exercise an Option or receive payment with respect to any other Award. If the Participant shall attempt any transfer of any Award in violation of this Section 11, such transfer shall be void and the Award, to the extent not fully exercised or vested, shall terminate. The Administrator may, however, permit the Participant to transfer by gift any or all Nonqualified Stock Options to any "family member" (as defined by the General Instructions to Form S-8 under the Securities Act of 1933, as amended) of the Participant. Any such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to its transfer. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Option upon the death or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Option and not any transferee.

                                   SECTION 12.
             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
             -------------------------------------------------------

      (a) In the event of any merger, reorganization, consolidation, recapitalization, rights offering, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, subdivision or consolidation of shares, spin-off or similar transaction or other change in corporate structure affecting the shares of Stock or the value thereof, the Administrator shall cause equitable adjustments to be made to (i) the number and kind of shares of Stock or other securities available for future Awards under the Plan, (ii) outstanding Awards (including to the number and kind of shares of Stock or other securities to which such Awards are subject, the exercise or purchase price of such Awards and any share-based Performance Objectives (as defined in Section 17(c)(1)) applicable to such Awards), and (iii) the maximum number of shares of Stock or other securities that may be the subject of Awards of a specific type (such as Incentive Stock Options) or Awards to a single Participant. Adjustments contemplated by this
Section 12(a) shall be made taking into consideration the accounting and tax consequences, and specifically in such a manner that will not cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code. The number of Shares subject to an Award shall always be a whole number.

      (b) Unless otherwise provided in an Award agreement, in the event of a Change in Control (as defined in Section 12(c)) of the Company, the Board may provide for one or more of the following:

             (1) the equitable acceleration of (i) the exercisability of any outstanding Options and (ii) the vesting and corresponding lapse of the risks of forfeiture on any other Awards;

             (2) the complete termination of this Plan, the cancellation of outstanding Options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the Options prior to the effectiveness of such Change in Control), and the cancellation of any Restricted Stock or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

             (3) that Participants holding outstanding Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such shares on the date immediately preceding the effective date of such Change in Control over the exercise price per share of such Options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Company (or of the parent of any such corporation) by reason of such Change in Control, such shares having a Fair Market Value as of the date immediately preceding the effective date of such Change in Control equal to the amount of the cash payment provided for in this clause 12(b)(3);

             (4) that Participants holding outstanding Restricted Stock or Restricted Stock Unit Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Change in Control, cash in an amount equal to the Fair Market Value of a share of Stock on the date immediately preceding the effective date of such Change in Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Stock or shares of stock of any corporation succeeding the Company (or of the parent of any such corporation) by reason of such Change in Control, such shares having a Fair Market Value as of the date immediately preceding the effective date of such Change in Control equal to the amount of the cash payment provided for in this clause 12(b)(4);

             (5) the continuance by the Company, or the assumption or replacement by the surviving or successor corporation (or its parent) in the Change in Control, of Awards that were outstanding as of the date of the Change in Control. For purposes of this clause 12(b)(5), an Award shall be considered assumed or replaced if, following the Change in Control, the Participant has received, in a manner that complies with Code Sections 424 and 409A, a comparable equity-based award that preserves the existing compensatory value of the Award at the time of the Change in Control and includes a vesting or
exercisability   schedule  that  is  the  same  as  or  more  favorable  to  the
Participant.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation. The grant of an Option or other form of Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      (c) Unless otherwise provided in an applicable Award agreement, a "Change in Control" for purposes of this Section 12 means:

             (1) a merger, consolidation, statutory exchange or reorganization approved by the Company's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction;

             (2) any stockholder-approved sale, transfer or other disposition of all or substantially all of the Company's assets;

             (3) any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the Company's securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company's stockholders;

             (4) a change in the composition of the Board over a period of eighteen (18) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who have been Board members continuously since the beginning of such period; or

             (5)  approval  by  the   Company's   stockholders   of  a  complete
liquidation or dissolution of the Company.

Notwithstanding anything herein stated, if any Award is determined to provide for the deferral of compensation within the meaning of Code Section 409A, a Change in Control shall be deemed to occur only if it would be deemed to constitute a change in ownership or effective control, or a change in the ownership of a substantial portion of the assets, of the Company under Code
Section 409A.


                                   SECTION 13.
                           SECURITIES LAW REQUIREMENTS
                           ---------------------------

      No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of the Company's counsel, with all applicable legal requirements, including without limitation, those relating to federal and state securities laws and applicable stock exchange listing requirements.


                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER
                             -----------------------

      A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares of Stock covered by an Option or Restricted Stock Unit Award unless and until the date the Participant becomes the holder of record of the shares of Stock to which the Award relates. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date the Participant becomes the holder of record of such shares (except as otherwise provided in Section 12 of the Plan).

                                   SECTION 15.
                              AMENDMENT OF THE PLAN
                              ---------------------

      (a) The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. It will be conclusively presumed that any amendment to the Plan or any Award agreement necessary to comply with applicable law or to avoid the imposition of any additional tax under Section 409A would not operate to the material detriment of any Participant. The Company shall submit any amendment of the Plan to its shareholders for approval if the rules of the principal securities exchange on which the shares of Stock are then listed or other applicable laws or regulations require stockholder approval of such amendment. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Section 422 of the Code.

      (b) Except as provided in Section 12, no Option granted under the Plan may be amended to decrease the exercise price thereof, or be cancelled in conjunction with the grant of any new Option with a lower exercise price, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option, unless such action is approved by the Company's shareholders.


                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

      The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.


                                   SECTION 17.
                RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
                -------------------------------------------------

      Each Restricted Stock/Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written Award agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions

      (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the applicable Award.

      (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture and other restrictions, if any, which shall apply to the shares of Stock and units covered by the applicable Award, and shall specify the timing and conditions under which such Awards shall vest and the risks of forfeiture correspondingly lapse, subject to the following limitations:

             (1) An Award that is not subject to the satisfaction of Performance Objectives (as defined in Section 17(c)) may not fully vest earlier than three years from the date the Award was granted.

             (2) The performance period of an Award that is subject to the satisfaction of Performance Objectives may not be shorter than one year.

The limitations in clauses (1) and (2) above will not, however, apply in the following situations: (i) an Award made to attract a key executive to join the Company; (ii) upon a Change in Control; (iii) upon termination of employment due to death or disability; (iv) Restricted Stock or Restricted Stock Units issued in exchange for other compensation; and (v) Awards issued to non-employee directors.

      (c) Performance-Based Compensation. To the extent that the Administrator determines it to be desirable to qualify Restricted Stock or Restricted Stock Unit Awards granted hereunder as "performance-based compensation" within the meaning of Code Section 162(m), the vesting of such Awards and the corresponding lapse of risks of forfeiture shall be subject to the achievement of one or more Performance Objectives established in writing by the Administrator for a specified performance period.

             (1) For purposes of this Section 17(c), "Performance Objectives" shall be limited to any one, or a combination of, the following performance criteria: (i) revenue, (ii) net income, (iii) stockholders' equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings,
(xiii) return on investment, (xiv) department or business unit performance goals, (xv) increase in market share, (xvi) same-store sale increases, (xvii) increases in the number of store locations, (xviii) financial performance that exceeds the financial performance of the Company's peers in the industry, (xix) individual performance goals, (xx) net sales, (xxi) net earnings, (xxii) earnings before income taxes, (xxiii) earnings before interest and taxes, (xxiv) earnings before interest, taxes, depreciation and amortization, (xxv) earnings per share (basic or diluted), (xxvi) profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on net sales), (xxvii) or by the degree to which any of the foregoing earnings measures exceed a percentage of net sales; cash flow; market share; margins (including, but not limited to, one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; revenue growth; operating income; pre- or after-tax income; cash flow per share; operating assets; improvement in or attainment of expense levels or cost savings; economic value added; and improvement in or attainment of working capital levels, in all cases including, if selected by the Committee, minimum threshold, mid-level and target levels. Any Performance Objective utilized may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance, and may be expressed in terms of differing levels of achievement, such as minimum threshold, target and maximum levels.

             (2) When establishing Performance Objectives for a performance period, the Administrator may exclude amounts or charges relating to an event or occurrence that the Administrator determines, consistent with the requirements of Code Section 162(m), should appropriately be excluded. The Administrator may also adjust Performance Objectives for a performance period to the extent permitted by Code Section 162(m) to prevent the dilution or enlargement of a Participant's rights with respect to performance-based compensation. The Administrator will determine any amount payable in connection with an Award subject to this Section 17(c) consistent with the requirements of Code Section 162(m), and may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an Award.

      (d) Issuance of Shares; Rights as Shareholder.

             (1) With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Shares of Stock subject to a Restricted Stock Award may alternatively be evidenced by a book-entry in the name of the Participant with the Company's transfer agent, and any book entry position shall be subject to the applicable risks of forfeiture and other transfer restrictions and accompanied by a corresponding legend/instructions to the transfer agent. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

             (2) With respect to a Restricted Stock Unit Award, as the Restricted Stock Units vest and the risks of forfeiture lapse, the Administrator shall cause to be issued to the Participant shares of Stock in satisfaction of such Restricted Stock Units within such time period after vesting as will cause such payment to qualify for the "short-term deferral" exemption under Code
Section 409A.

      (e) Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 17 shall contain such other provisions as the Administrator shall deem advisable.

      (f) Delay of Payment for Section 162(m). In the event the Administrator reasonably anticipates that the Company's income tax deduction with respect to any issuance of shares of Stock following the vesting of a Restricted Stock Unit Award would not be permitted by the application of Code Section 162(m), and the Administrator determines that as of the date the Restricted Stock Unit Award was granted a reasonable person would not have anticipated the application of Code
Section 162(m) at the time of vesting and settlement of the Restricted Stock Unit Award, the Administrator may, subject to such terms and conditions as determined by the Administrator, delay the issuance of such shares of Stock until the date at which the Administrator reasonably anticipates that the corresponding income tax deduction will no longer be restricted due to the application of Code Section 162(m).

      (g) Limitation on Restricted Stock and Restricted Stock Units. In no event shall any Participant receive during any one fiscal year Restricted Stock and Restricted Stock Unit Awards for a number of shares of Stock that is greater than (i) 175% of the Participant's base salary in effect on the date of the grant of the Award, divided by (ii) the Fair Market Value of a share of Stock on the date of the grant of the Award.


                                   SECTION 18.
                                OTHER PROVISIONS
                                ----------------

      (a) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any compensation owed to a Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the exercise, vesting or payment of an Award to the Participant, and to require a Participant receiving shares of Stock under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those shares. In the event the Participant is required under the applicable Award agreement to pay the Company or Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit such obligations to be satisfied, in whole or in part, by the Participant's delivery of shares of Stock (including shares received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed) or by the Company or Affiliate withholding shares of Stock otherwise issuable to the Participant upon the vesting or exercise of an Award. Such shares delivered or withheld shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are then applicable. In no event may the Participant deliver or have withheld shares having a Fair Market Value in excess of such statutory minimum required tax withholding. Any election by a Participant to deliver or have withheld shares of Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election must be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 under the Exchange Act, if applicable.

      (b) Change in Status. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, nor any change in status among employee, consultant or non-employee director of the Company or its Affiliates shall be deemed a termination of employment or services for purposes of the Plan.

      (c) Code Section 409A. It is intended that (i) all Awards of Options and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from such Section 409A, and (ii) all Restricted Stock Unit Awards under the Plan will either not provide for the deferral of compensation within the meaning of such
Section 409A, or will comply with the requirements of such Section 409A, and Awards shall be structured and the Plan administered in accordance with this intent.

      (d) Choice of Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

      (e) Severability of Provisions. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.